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                                FRONTEGRA FUNDS

                                 ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                           Frontegra Opportunity Fund
                             Frontegra Growth Fund
                         Frontegra Emerging Growth Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                  -----------
                                 June 30, 2000

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TABLE OF CONTENTS

SHAREHOLDER LETTER...................................................1
FRONTEGRA TOTAL RETURN BOND FUND
  Report from Reams Asset Management Company, LLC ...................4
  Investment Highlights .............................................7
  Schedule of Investments ...........................................8
  Statement of Assets and Liabilitites .............................15
  Statement of Operations ..........................................16
  Statements of Changes in Net Assets ..............................17
  Financial Highlights .............................................18
FRONTEGRA OPPORTUNITY FUND
  Report from Reams Asset Management Company, LLC ..................20
  Investment Highlights ............................................22
  Schedule of Investments ..........................................23
  Statement of Assets and Liabilitites .............................26
  Statement of Operations ..........................................27
  Statements of Changes in Net Assets ..............................28
  Financial Highlights .............................................29
FRONTEGRA GROWTH FUND
  Report from Northern Capital Management, LLC .....................32
  Investment Highlights ............................................36
  Schedule of Investments ..........................................37
  Statement of Assets and Liabilitites .............................40
  Statement of Operations ..........................................41
  Statements of Changes in Net Assets ..............................42
  Financial Highlights .............................................43
FRONTEGRA EMERGING GROWTH FUND
  Report from Berents & Hess Capital Management, Inc. ..............46
  Investment Highlights ............................................49
  Schedule of Investments ..........................................50
  Statement of Assets and Liabilitites .............................53
  Statement of Operations ..........................................54
  Statement of Changes in Net Assets ...............................55
  Financial Highlights .............................................56
NOTES TO FINANCIAL STATEMENTS.......................................57
REPORT OF INDEPENDENT AUDITORS......................................63

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by effective Prospectuses for the Funds. The Prospectuses include more complete information about management fees and expenses, investment objectives, risks and operating policies of the Funds. Please read the Prospectuses carefully.

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FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:

We are pleased to present the June 30, 2000, annual report for the Frontegra Funds. For the first time, we have combined all four Funds in one report. We introduced the Frontegra Funds in 1996 to provide the highest quality investment management to institutions and individuals through low cost mutual funds.

We started by introducing the Frontegra Total Return Bond Fund, managed by Reams Asset Management Company in November of 1996. The Fund has compiled excellent results and was recently named to Standard & Poors Select List of Investment Grade Bond Funds. Next, we rolled out the Frontegra Opportunity Fund in July 1997, a small cap value offering also managed by Reams Asset Management Company. In March, 1998, we added the Frontegra Growth Fund, a large capitalization growth fund managed by Northern Capital Management, LLC. Finally, on December 31, 1999, we opened the Frontegra Emerging Growth Fund, a small cap growth fund managed by Berents & Hess Capital Management, located in Boston.

The fiscal year ended June 30, 2000, was a tale of two very different markets. The first six months (7/1/99 to 12/31/99) were characterized by strong equity returns, fueled by technology stocks, combined with weak fixed income results due to inflation fears and expected interest rate hikes. During the most recent six months, technology stocks have stumbled, dragging down the equity indices, while fixed income securities have rebounded somewhat, even in the midst of several interest rate increases.

The Frontegra Funds fared well in this volatile environment. The Total Return Bond Fund returned 6.78% compared to the benchmark (Lehman Brothers Aggregate Bond Index) return of 4.56%. The Opportunity Fund trailed the Russell 2000 and Russell 2000 Value Indices over this time frame, but posted strong relative results when value stocks came back into favor in recent months. The Growth Fund returned 15.33%, compared to the 7.27% return for the S&P 500 Stock Index. Finally, the Emerging Growth Fund is off to an encouraging start, returning 2.30% for its first six months compared to 1.23% for the Russell 2000 Growth Index. You can find more detail on results and current investment strategy in the shareholder letters for each Fund.

We hope that you find the combined reporting more convenient than separate reporting for each Fund. We encourage you to visit our website at www.frontegra.com for daily prices and portfolio data. As shareholders in the Funds, we have a strong vested interest in the success of each Fund and we truly appreciate your investment and your confidence in the investment managers overseeing the Funds.

Sincerely,


/s/ Thomas J. Holmberg Jr.       /s/ William D. Forsyth
Thomas J. Holmberg, CFA          William D. Forsyth, CFA
Frontegra Asset Management       Frontegra Asset Management

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                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

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REPORT FROM REAMS ASSET MANAGEMENT COMPANY, LLC:

The Frontegra Total Return Bond Fund had a very good year ending June 30, 2000. The Fund returned 6.78% compared to 4.56% for the benchmark, Lehman Brothers Aggregate Bond Index. The recent twelve months were particularly strong for the Fund, in part due to the volatility found in the fixed income markets. As you know, our style of fixed income management is predicated on the assumption that the only constant in the fixed income markets is change.

As we talk to current and prospective investors, we like to point out a little known fact that in every year since 1975, interest rates have changed at least 1%. Over the same 25 years, interest rates have changed at least 2% two-thirds of the time. Although history is not always a reliable predictor of the future, we feel confident that volatility is here to stay in the fixed income markets. Therefore, when constructing portfolios, we attempt to take advantage of this volatility through our top-down decisions as well as the bottom-up security selections we make for the Fund. This approach has served us well in a variety of markets, and it served us particularly well over the last twelve to eighteen months.

PORTFOLIO REVIEW

For the first time in several years, bonds as an asset class are beginning to attract attention. With equities struggling in 2000, investors are beginning to revisit their asset allocations and are looking for their bond portfolios to provide stability. After experiencing a weak environment for bonds in 1999, we believed that coming into 2000, the bond market was as attractive as it had been in a number of years, even after taking into consideration the expected rate increases by the Federal Reserve.

The Federal Reserve did indeed follow through with a series of rate hikes early in 2000 in an attempt to combat future inflation. After holding off on any increases late in 1999 due to Y2K concerns, the Federal Reserve implemented a series of rate increases bringing the Federal Funds rate to 6.5% as of June 30. With recent indications of a tentative slowing in the rapid pace of economic growth, the pressure for the Federal Reserve to continue to increase rates has abated somewhat. However, a reacceleration of growth or other indications of rising inflation would cause the Fed to continue to push up short-term rates.

In the midst of the rate increases, longer-term Treasury yields actually decreased early in 2000. This is thought to have been mostly due to the large volume of current and projected debt buy-backs resulting from unexpectedly large Treasury surpluses. As a result, the yield curve inverted, with long rates lower than short-term rates. We were able to take advantage of this change in the structure of the yield curve by owning longer-term securities at the time. We have since concentrated our holdings in the middle of the curve, to take advantage of an eventual steepening of the yield curve.

It is interesting to note that interest rates on the ten-year Treasury bond began the fiscal year at 6.0% and ended the year at 6.0%, but as we noted above there was a significant amount of volatility in rates over that time period. Given the volatility, we were able to take advantage of the opportunities afforded us by adjusting the portfolio duration (the portfolio's sensitivity to changes in interest rates.) Our estimate of expected inflation, which is the key variable we use to determine value in the bond market, has not changed dramatically in the midst of the signs of upward inflationary pres-

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sures and Fed rate increases.  However, early this year we adjusted our estimate of future inflation from 2.5% to a range of 2.5% to 3.0% based on our proprietary inflation model.

While our top-down duration and yield curve decisions have been additive in the last year, most of the value added has been a result of our bottom-up bond selection process. The volatility in credit spreads (the difference in yield between non-Treasury bonds and Treasury bonds) has provided us with the opportunity to add value by purchasing corporate, mortgage and asset-backed securities when the spread to Treasuries is relatively high. Our primary area of emphasis over the last year has been investment-grade corporate securities. The corporate exposure has been made up primarily of moderate-risk securities with a concentration in utilities, power projects and equipment trust certificates.

We have had little exposure to the high yield sector of the market. Credit problems increased significantly in the last year with the market plagued by negative credit events both from voluntary leveraging and involuntary credit erosion. Having said that, the high yield market has weakened so much that some interesting opportunities are now appearing there. We will likely be adding to our high yield exposure as long as spreads remain attractive.

PORTFOLIO STRATEGY
As of June 30, 2000, the portfolio had a duration of 5.4 years compared to 4.9 years for the benchmark, Lehman Brothers Aggregate Bond Index. With longer-term Treasury yields down significantly, we no longer consider the levels to be attractive and are in the process of positioning the Fund's duration in line with that of the benchmark. The portfolio is somewhat 'bulleted' with cash flows partially concentrated in the middle of the curve to take advantage of an eventual steepening of the yield curve.

Treasury holdings have been reduced as spreads from Treasury securities to all other sectors have widened. In particular, we have moved our liquidity position into Agency securities that offer a historically unique spread advantage with negligible credit risk. Treasury positions are currently 5.2% of the portfolio and Agency notes are 22.2%. The yield advantage of Agency notes above Treasuries stands at 102 basis points.

Corporate bonds continue to offer attractive spreads and good structure. Currently, the Fund has 49.3% invested in corporates, with an emphasis on equipment trusts, power projects, energy issues, and utilities. High yield accounts for only 3.3% of the portfolio, given the deteriorating high-yield market.

Mortgage and asset-backed securities are 20.7% of the portfolio. We are using very few residential mortgage pass-throughs due to their poor structure. We have added some asset-backed issues and call-protected mortgages when spreads have been attractive.

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SUMMARY

The Total Return Bond Fund will be starting its fifth year in November, 2000. We truly appreciate the confidence our investors have placed in us and we will continue to seek out the best opportunities in the fixed income market as we manage the Fund.

Regards,



/s/Mark M. Egan                  /s/Robert A. Crider
Mark M. Egan, CFA, CPA           Robert A. Crider, CFA
Reams Asset Management Co.       Reams Asset Management Co.

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INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                       Frontegra Total           Lehman Brothers
                      Return Bond Fund        Aggregate Bond Index
                      ----------------        --------------------


11/25/96                  100,000                     100,000
12/31/96                   99,239                      99,546
3/31/97                    98,362                      98,989
6/30/97                   102,032                     102,625
9/30/97                   105,600                     106,035
12/31/97                  107,761                     109,156
3/31/98                   109,814                     110,855
6/30/98                   112,097                     113,445
9/30/98                   116,435                     118,242
12/31/98                  116,850                     118,641
3/31/99                   116,509                     118,052
6/30/99                   115,847                     117,015
9/30/99                   116,931                     117,809
12/31/99                  116,688                     117,665
3/31/00                   120,434                     120,263
6/30/00                   123,697                     122,347

--------------------------
Portfolio Total Return
FOR THE YEAR ENDED 6/30/00
--------------------------
ONE YEAR            6.78%

AVERAGE ANNUAL
SINCE COMMENCEMENT  6.09%
-------------------------

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2000

Principal Amount                                                      Value
----------------------------------------------------------------------------
               ASSET-BACKED SECURITIES  10.5%
  $700,000     Comed Transitional Funding Trust,
                  1998-1 A7, 5.44%, 3/25/07                        $656,712
   500,000     Comed Transitional Funding Trust,
                  1998-1 A7, 5.74%, 12/25/10                        448,585
   700,000     Conseco Finance Securitizations Corp.,
                  2000-2 M2, 10.32%, 12/1/31                        750,158
   600,000     Fingerhut Master Trust, 1998-2 A, 6.23%, 2/15/07     587,262
   250,000     Green Tree Financial Corp.,
                  1995-7 A5, 6.95%, 10/15/26                        246,508
   200,000     Green Tree Financial Corp.,
                  1996-7 M1, 7.70%, 10/15/27                        192,442
    23,590     Green Tree Recreational, 1996-A A1, 5.55%, 2/15/18    22,833
 1,050,000     MBNA Master Credit Card Trust,
                  1999-B A, 5.90%, 3/15/09                          959,858
    49,354     Mego Mortgage Home Loan Trust,
                  1996-2 A, 7.275%, 8/25/17                          48,810
   925,000     PP&L Transition Bond Company LLC,
                  1991-1 A8, 7.15%, 6/25/09                         916,675
 1,150,000     Peco Energy Transition Trust,
                  1999-A A7, 6.13%, 3/1/09                        1,060,139
 1,500,000     World Financial Network Credit Card Master Trust,
                  1996-B A, 6.95%, 4/15/06                        1,495,365
                                                                 ----------
               TOTAL ASSET-BACKED SECURITIES
               (cost $7,381,757)                                  7,385,347
                                                                 ----------
               COLLATERALIZED MORTGAGE OBLIGATIONS  0.8%
   400,000     NYC Mortgage Loan Trust, 1996 A3, 6.75%, 9/25/19
                  (Acquired 5/23/00; Cost $340,323)<F1><F2>         355,000
   110,224     Resolution Trust Corp., 1991-6 A1, 6.7938%, 5/25/19  106,871
    76,562     Resolution Trust Corp., 1991-6 C1, 9.00%, 9/25/28     76,214
                                                                 ----------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (cost $530,657)                                      538,085
                                                                 ----------
               COMMERCIAL MORTGAGE-BACKED
               SECURITIES  9.4%
 1,318,001     Capco America Securitization Corp., 1998-D7 A1A,
                  5.86%, 12/15/07                                 1,242,545
   804,079     Chase CMBS, 1997-2 A1, 6.45%, 12/19/04               783,662
   350,000     Chase CMBS, 1997-2 A2, 6.60%, 11/19/07               334,371
   932,232     Commercial Mortgage Asset Trust,
                  1999-C1 A1, 6.25%, 8/17/06                        893,292
 1,200,000     GMAC CMBS, 1999-C1 A2, 6.175%, 5/15/33             1,100,164
 1,300,000     GSMS, 1997-GL A2B, 6.86%, 7/13/30                  1,270,674
   378,109     J.P. Morgan, 1996-C2 A, 6.47%, 11/25/27              367,919

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Principal Amount                                                      Value
----------------------------------------------------------------------------
               COMMERCIAL MORTGAGE-BACKED
               Securities  9.4% (continued)
  $150,000     Merrill Lynch Mortgage Investors, Inc.,
                  1998-C1 A3, 6.72%, 11/15/26                   $   129,826
   500,000     Nationslink Funding Corp.,
                  1999-1 A2, 6.316%, 11/20/08                       465,848
                                                                -----------

               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
               (cost $6,669,056)                                  6,588,301
                                                                -----------
               CORPORATE BONDS  49.3%
               Airlines  6.7%
   799,974     Air 2 Us, 8.027%, 10/01/19
                  (Acquired 5/11/00; Cost $773,822)<F1>             792,382
   604,651     America West Airlines, Inc., 7.33%, 7/2/08           571,148
   600,000     Continental Airlines, 6.32%, 11/1/08                 542,028
   600,000     Continental Airlines, 8.048%, 11/1/20                598,920
   400,000     Delta Air Lines, Inc., 89-B, 9.75%, 6/1/03           409,056
   437,282     Delta Air Lines, Inc., 9.375%, 9/11/07               450,028
   550,000     Delta Air Lines, Inc., 8.30%, 12/15/29               482,379
   387,187     Northwest Airlines, 8.304%, 9/1/10                   375,993
   588,075     US Airways, Inc., 6.85%, 1/30/18                     522,222
                                                                -----------
                                                                  4,744,156
                                                                -----------

               Automobiles  0.8%
   600,000     Ford Motor Company, 7.45%, 7/16/31                   562,338
                                                                -----------
               Convertible Bonds  0.7%
   300,000     Healthsouth Corp., 3.25%, 4/1/03                     235,500
   105,000     Omnicare Inc., 5.00%, 12/1/07                         70,613
   200,000     Tower Automotive Inc., 5.00%, 8/1/04                 153,750
                                                                -----------
                                                                    459,863
                                                                -----------

               Diversified  1.1%
   800,000     FMC Corp., 7.125%, 11/25/02                          785,991
                                                                -----------

               Electronics  0.7%
   500,000     Lockheed Martin Corp., 8.375%, 6/15/24               494,330
                                                                -----------

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Principal Amount                                                      Value
----------------------------------------------------------------------------
               Energy  7.1%
$  250,000    CMS Energy Corp., 8.125%, 5/15/02                 $   244,595
   600,000     Cogentrix Energy, 8.10%, 3/15/04                     587,214
 1,085,000     LS Power Funding, 7.19%, 6/30/10                   1,034,450
   475,827     Salton Sea Funding, 7.37%, 5/30/05                   466,353
   457,911     Selkirk Cogen Funding Corp., 8.65%, 12/26/07         463,570
   250,000     Sithe/Independence Funding, 8.50%, 6/30/07           248,105
   200,000     Sithe/Independence Funding, 9.00%, 12/30/13          206,612
 1,000,000     Southern Energy Inc., 7.40%, 7/15/04
                  (Acquired 4/5/00; Cost $976,707)<F1>              947,576
   800,000     Sutton Bridge, 7.97%, 6/30/22
                  (Acquired 6/1/00; Cost $750,913)<F1>              766,680
                                                                -----------
                                                                  4,965,155
                                                                -----------

               Financial  6.5%
   300,000     Associates Corp. N.A., 5.80%, 4/20/04                281,153
   700,000     Bank of America Corp., 7.80%, 2/15/10                696,297
   300,000     Credit Suisse, 7.90%, 5/1/07
                  (Acquired 4/12/00; Cost $280,124)<F1>             277,980
   500,000     Dresdner Funding Trust, 8.151%, 6/30/31
                  (Acquired Multiple Dates; Cost $431,040)<F1>      435,365
   400,000     Ford Motor Credit Company, 7.875%, 6/15/10           399,448
   500,000     General Motors Acceptance Corp., 7.75%, 1/19/10      497,045
   525,000     Household Finance Corp., 5.875%, 2/1/09              456,051
         8     Midland Funding Corp., 10.33%, 7/23/02                     8
   300,000     Royal Bank of Scotland, 8.817%, 3/31/05              309,047
   500,000     Royal Bank of Scotland, 9.118%, 3/31/10              510,885
   800,000     Socgen Real Estate LLC, 7.64%, 9/30/07
                  (Acquired 6/9/00; Cost $726,400)<F1>              728,247
                                                                -----------
                                                                  4,591,526
                                                                -----------

               Food Products  0.3%
   250,000     Dole Foods, 6.375%, 10/1/05                          209,453
                                                                -----------

               Hotels  1.4%
 1,000,000     Marriott International, 7.875%, 9/15/09              981,988
                                                                -----------

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Principal Amount                                                      Value
----------------------------------------------------------------------------
               Insurance  1.9%
$1,000,000     Allstate Corp., 7.20%, 12/1/09                   $   952,040
   430,000     Florida Windstorm, 7.125%, 2/25/19
                   (Acquired 5/16/00; Cost $384,224)<F1>            393,391
                                                                -----------
                                                                  1,345,431
                                                                -----------

               Medical/Hospitals  0.7%
   300,000     Columbia/HCA Healthcare, 6.91%, 6/15/05              274,052
   300,000     Columbia/HCA Healthcare, 7.69%, 6/15/25              237,028
                                                                -----------
                                                                    511,080
                                                                -----------
               Multimedia  0.5%
   400,000     News America Holdings, 7.43%, 10/1/26                385,289
                                                                -----------

               Oil & Gas  5.4%
   600,000     Coastal Corp., 7.75%, 6/15/10                        595,962
   850,000     PDV America, Inc., 7.875%, 8/1/03                    803,854
   800,000     Tennessee Gas Pipeline, 7.50%, 4/1/17                759,667
   660,000     Tosco Trust, 8.58%, 3/1/10
                  (Acquired Multiple Dates; Cost $663,985)<F1>      661,496
 1,000,000     Yosemite Sec Trust, 8.25%, 11/15/04
                  (Acquired 6/29/00; Cost $994,911)<F1>             995,413
                                                                -----------
                                                                  3,816,392
                                                                -----------

               Real Estate Investment Trust  0.7%
   500,000     HRPT Properties Trust, 6.75%, 12/18/02               479,705
                                                                -----------
               Retail  0.2%
   200,000     Saks Inc., 7.375%, 2/15/19                           148,391
                                                                -----------

               Services  1.5%
   210,319     Federal Express Corp., 8.04%, 11/22/07               208,653
   650,896     Federal Express Corp., 7.85%, 1/30/15                626,284
   250,000     International Game Technology, 8.375%, 5/15/09       236,250
                                                                -----------
                                                                  1,071,187
                                                                -----------
See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Principal Amount                                                      Value
----------------------------------------------------------------------------
               Transportation  1.1%
$  500,000    JB Hunt Transport Services, 7.00%, 9/15/04      $     489,783
   300,000     Norfolk Southern Corp., 8.625%, 5/15/10              313,202
                                                              -------------
                                                                    802,985
                                                              -------------
               Utilities  4.7%
   400,000     Cleveland Electric Illuminating Co.,
                  7.85%, 7/30/02                                    400,717
   500,000     Consumers Energy Co., 6.20%, 5/1/03                  475,085
   500,000     Texas Utilities, 6.75%, 3/1/03                       491,911
 1,000,000     Utilicorp United Inc., 6.70%, 10/15/06               987,218
 1,000,000     Utilicorp United Inc.
                 (AMBAC Insured), 6.875%, 10/1/04                   958,964
                                                              -------------
                                                                  3,313,895
                                                              -------------

               Waste Management  0.8%
   600,000     Republic Services Inc., 7.125%, 5/15/09              532,038
                                                              -------------

               Yankee Bonds  6.5%
   500,000     Imperial Tobacco O/S BV, 7.125%, 4/1/09              444,723
   500,000     Norsk Hydro A/S, 9.00%, 4/15/12                      542,475
 2,000,000     PDVSA Finance Ltd., 1998-1, 6.65%, 2/15/06         1,741,578
   500,000     Pemex Finance Ltd., 8.875%, 11/15/10                 497,705
 1,000,000     Pemex Finance Ltd., 9.03%, 2/15/11
               (Acquired 4/25/00; Cost $1,019,035)<F1>            1,031,780
   400,000     Rothmans Nedrlnd Holdings, 6.875%, 5/6/08            345,542
                                                              -------------
                                                                  4,603,803
                                                              -------------

               TOTAL CORPORATE BONDS
               (cost $35,393,500)                                34,804,996
                                                              -------------

               U.S. GOVERNMENT AGENCIES  22.2%
               Fannie Mae  12.9%
   750,000     7.125%, 2/15/05                                      752,598
 3,000,000     7.25%, 1/15/10                                     3,024,492
   237,871     Pool 073339, 6.18%, 1/1/03                           231,062
   281,959     Pool 160098, 7.91%, 3/1/04                           283,950
   429,629     Pool 411429, 6.50%, 2/1/28                           405,810
   437,050     Pool 423088, 6.50%, 4/1/28                           412,820
   900,811     Pool 433043, 6.50%, 6/1/28                           850,008
   393,124     Pool 252093, 6.50%, 11/1/28                          370,953
   458,979     Pool 448235, 6.50%, 11/1/28                          433,094


See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Principal Amount                                                      Value
----------------------------------------------------------------------------
               Fannie Mae  12.9% (continued)
$  453,093    Pool 447704, 6.50%, 11/1/28                     $     427,539
   968,639     Pool 448635, 6.50%, 11/1/28                          914,011
   413,029     Pool 449012, 6.50%, 11/1/28                          389,736
   457,377     Pool 487778, 6.50%, 3/1/29                           431,392
    80,101     Series 1991-26 G, 8.00%, 4/25/06                      80,704
    85,000     Series 1994-3 PL, 5.50%, 1/25/24                      71,580
                                                              -------------
                                                                  9,079,749
                                                              -------------

               Freddie Mac  8.9%
 1,300,000     7.375%, 5/15/03                                    1,312,364
 1,400,000     5.75%, 4/15/08                                     1,283,668
 2,975,000     7.00%, 3/15/10                                     2,949,936
   515,000     Series 20 H, 5.50%, 10/25/23                         429,464
   350,000     Series 20 L, 5.50%, 10/25/23                         274,962
                                                              -------------
                                                                  6,250,394
                                                              -------------

               Ginnie Mae  0.4%
   163,210     Pool 331001, 8.25%, 7/15/07                          165,460
    73,541     Pool 036629, 9.50%, 10/15/09                          76,624
                                                              -------------
                                                                    242,084
                                                              -------------

               TOTAL U.S. GOVERNMENT AGENCIES
               (cost $15,781,031)                                15,572,227
                                                              -------------

               U.S. TREASURIES  5.2%
               U.S. Treasury Bond  3.4%
 2,375,000     6.25%, 8/15/29                                     2,400,234
                                                              -------------

               U.S. Treasury Notes  1.8%
   150,000     5.75%, 8/15/03                                       147,422
 1,200,000     5.50%, 5/15/09                                     1,147,680
                                                              -------------
                                                                  1,295,102
                                                              -------------

               TOTAL U.S. TREASURIES
               (cost $3,662,093)                                  3,695,336
                                                              -------------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Principal Amount                                                      Value
---------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS  2.4%
               Variable Rate Demand Notes  2.4%
$  104,527     American Family Financial Services Inc.,
                  6.31%                                       $     104,527
   298,974     General Mills, Inc., 6.28%                           298,974
 1,059,828     Sara Lee Corp., 6.27%                              1,059,828
   192,437     Wisconsin Corporate Central Credit Union, 6.34%      192,437
    60,000     Wisconsin Electric Power Co., 6.31%                   60,000
                                                                -----------
                                                                  1,715,766
                                                                -----------

               TOTAL SHORT-TERM INVESTMENTS
               (cost $1,715,766)                                  1,715,766
                                                                -----------

               TOTAL INVESTMENTS  99.8%
               (cost $71,133,860)                                70,300,058

               Other Assets, less Liabilities  0.2%                 134,458
                                                                -----------

               NET ASSETS  100.0%                               $70,434,516
                                                                ===========


<F1>  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
<F2>  Security Fair Valued under procedures established by the Board of
      Directors.

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000

ASSETS:
Investments at value (cost $71,133,860)                         $70,300,058
Cash                                                                 16,534
Interest receivable                                                 999,079
Receivable for investments sold                                     565,785
Receivable for Fund shares sold                                     300,000
Deferred organizational costs, net                                   11,771
Other assets                                                          2,685
                                                                -----------
Total assets                                                     72,195,912
                                                                -----------
LIABILITIES:
Payable for investments purchased                                 1,711,391
Dividends payable                                                     4,906
Accrued investment advisory fee                                       5,063
Accrued expenses                                                     40,036
                                                                -----------
Total liabilities                                                 1,761,396
                                                                -----------
NET ASSETS                                                      $70,434,516
                                                                ===========

NET ASSETS CONSIST OF:
Paid in capital                                                 $71,702,622
Undistributed net investment income                                  12,356
Undistributed net realized loss                                   (446,660)
Net unrealized depreciation on investments                        (833,802)
                                                                -----------
Net Assets                                                      $70,434,516
                                                                ===========

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                      100,000,000
Issued and outstanding                                            2,398,660
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $29.36
                                                                     ======

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS
                                                                YEAR ENDED
                                                              JUNE 30, 2000
Investment Income:                                            -------------
Interest                                                         $4,004,533
                                                                 ----------
EXPENSES:
Investment advisory fees                                            220,948
Fund administration and accounting fees                              88,775
Legal fees                                                           18,965
Shareholder servicing fees                                           13,880
Custody fees                                                         11,886
Amortization of organizational costs                                  8,843
Reports to shareholders                                               8,531
Audit fees                                                            7,887
Federal and state registration fees                                   6,829
Directors' fees and related expenses                                  2,500
Other                                                                 2,036
                                                                 ----------
Total expenses before waiver and reimbursement                      391,080
Waiver and reimbursement of expenses by Adviser                   (153,127)
                                                                 ----------
Net expenses                                                        237,953
                                                                 ----------
NET INVESTMENT INCOME                                             3,766,580
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                   (59,524)
Change in net unrealized
  depreciation on investments                                       236,651
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                               177,127
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $3,943,707
                                                                 ==========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                              EIGHT MONTHS
                               YEAR ENDED         ENDED          YEAR ENDED
                             JUNE 30, 2000    JUNE 30, 1999   OCTOBER 31, 1998
                             -------------    -------------   ----------------
OPERATIONS:
Net investment income          $3,766,580    $  2,044,061      $  2,696,141
Net realized gain (loss)
  on investments                 (59,524)       (391,769)         1,082,198
Change in net unrealized
  appreciation/depreciation
  on investments                  236,651     (1,503,727)         (226,487)
                             ------------     -----------       -----------
Net increase in net assets
  resulting from operations     3,943,707         148,565         3,551,852
                             ------------     -----------       -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income         (3,755,804)     (2,276,914)       (2,634,499)
Net realized gain on
  investments                           -     (1,084,178)          (83,976)
                             ------------     -----------       -----------
Decrease in net assets
  resulting from
  distributions paid          (3,755,804)     (3,361,092)       (2,718,475)
                             ------------     -----------       -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                    34,687,876       1,481,740        11,881,429
Shares issued to holders in
  reinvestment of
  distributions                 3,733,402       3,326,082         2,687,931
Shares redeemed              (16,587,197)     (1,639,512)       (6,041,766)
                             ------------     -----------       -----------
Net increase in net assets
  resulting from capital
  share transactions           21,834,081       3,168,310         8,527,594
                              -----------     -----------       -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                22,021,984        (44,217)         9,360,971
                              -----------     -----------       -----------
NET ASSETS:
Beginning of period            48,412,532      48,456,749        39,095,778
End of period                 -----------     -----------       -----------
  (includes undistributed
  net investment income of
  $12,356, $2,993 and
  $241,806, respectively)     $70,434,516     $48,412,532       $48,456,749
                              ===========     ===========       ===========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                                EIGHT
                                      YEAR      MONTHS      YEAR     PERIOD
                                     ENDED      ENDED      ENDED      ENDED
                                    JUNE 30,   JUNE 30, OCTOBER 31, OCTOBER 31,
                                     2000       1999       1998      1997<F1>
                                     ----  ------------  ---------- -----------

NET ASSET VALUE,
  BEGINNING OF PERIOD               $29.34     $31.38    $30.85      $30.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                 1.90       1.29      1.75        1.37
Net realized and unrealized gain
  (loss) on investments               0.02     (1.18)      0.59        0.70
                                   -------    -------    ------      ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS               1.92       0.11      2.34        2.07
                                   -------    -------    ------      ------
LESS DISTRIBUTIONS PAID:
From net investment income          (1.90)     (1.44)    (1.75)      (1.22)

From net realized gain on
  investments                            -     (0.71)    (0.06)           -
                                   -------    -------    ------      ------
TOTAL DISTRIBUTIONS PAID            (1.90)     (2.15)    (1.81)      (1.22)
                                   -------    -------    ------      ------

NET ASSET VALUE, END OF PERIOD      $29.36     $29.34    $31.38      $30.85
                                   =======    =======    ======      ======

TOTAL RETURN<F2>                     6.78%      0.32%     7.79%       7.13%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                   $70,435    $48,413   $48,457     $39,096
Ratio of expenses to average
  net assets<F3><F4>                 0.43%      0.50%     0.50%       0.50%
Ratio of net investment income
  to average net assets<F3><F4>      6.82%      6.37%     5.79%       6.02%
Portfolio turnover rate<F2>           438%        83%      131%        202%



<F1> Commenced operations on November 25, 1996.
<F2> Not annualized for periods less than a full year.
<F3> Net of waivers and reimbursements of expenses by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.71%, 0.82%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 6.54%, 6.05%, 5.51% and 5.25% for the periods ended June 30, 2000, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
<F4> Annualized.

See notes to financial statements.

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FRONTEGRA FUNDS
                                   FRONTEGRA
                                OPPORTUNITY FUND

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FRONTEGRA FUNDS

REPORT FROM REAMS ASSET MANAGEMENT COMPANY, LLC:

The Frontegra Opportunity Fund's results were mixed in the fiscal year ended June 30, 2000. The Fund returned (6.67)% for the period compared to a (0.93)% return for the Russell 2000 Value Index and a 14.32% return for the broader-based Russell 2000 Index. The small cap market was led through most of the period by technology and health care stocks. However, the growth stocks that had led the Nasdaq to new highs in early 2000, struggled in the March-May period of this year. The chart below shows the change in leadership in the small cap markets this year:


                                            Jan-Feb 2000   Mar-May 2000
                                            ------------   ------------
Russell 2000 Value Index                        3.3%          (0.5%)
Russell 2000 Growth Index<F1>                  22.1%         (26.6%)

As you know, given our value discipline, the Opportunity Fund tends to do better in environments like we saw during March, April and May of 2000. In fact, as both the Russell 2000 Value and Growth Indices declined, the Fund advanced 5.66% during the March-May period. We are confident that the Fund will continue to benefit from more rational valuation of stocks in the small cap area.

PORTFOLIO REVIEW

In the first eight months of the fiscal year, the biggest contributor to our performance differential with the indices was our underweight in the technology and health care sectors of the market. Given our value bias, we expect to have an underweight in these sectors, particularly in times of extreme speculation, as was the case in late 1999 and early 2000. Technology stocks accounted for over 35% of the Russell 2000 Index and over 15% of the Russell 2000 Value Index before the recent market correction. Our exposure to technology peaked at 8% of the portfolio in late 1999. While our underweight to these sectors was a drag on results in late 1999 and the first two months of 2000, it turned out to help performance as growth stocks came under pressure more recently.

Stock selection continues to add value in the Fund. As we pointed out in the semi-annual report dated December 31, 1999, acquisitions of three portfolio holdings in the second half of 1999 helped results considerably. Lone Star Industries, Furon Corp. and Giant Cement were all acquired at significant premiums (40% to 50%.)

This trend in acquisitions continued in 2000, as the portfolio's stronger relative returns in recent months were led by the acquisition of two portfolio companies. International Home Foods (IHF), a company we highlighted in the most recent semi-annual report, was acquired by ConAgra in June at a 43% premium to the previous day's closing price. We held IHF because of its strong management team and diversified line of food products with name brands such as Chef Boyardee and PAM cooking spray. In addition, Santa Fe Energy, a leading oil and gas producer and a long-time Fund holding, was acquired by Devon Energy in May, boosting its share price and adding to the Fund's performance.

Away from acquisitions, one of the strongest performers in the Fund in recent months has been Suiza Foods, the nation's largest milk processor. Suiza is benefiting from greater economies of scale and market share gains following a string of acquisitions in the past three years to give the company a national distribution footprint. At June 30, 2000, Suiza Foods was the largest holding in the Fund at a 4.2% position.

(LOGO)
FRONTEGRA FUNDS

PORTFOLIO OUTLOOK

The Fund's sector allocation continues to evolve as a result of our bottom-up stock selection process. As has been the case for some time, the portfolio is underweight in the technology and health care sectors of the market due to the extended valuations of many of the stocks in these sectors. The portfolio is focused on stocks in the consumer durable, financial and producer manufacturing sectors of the market.

We have moved to a maximum overweight in the consumer durables sector (18%), up from just 8% at the beginning of the fiscal year. Three of the Fund's top ten holdings, Clarcor, Bush Industries and Snap-On Tools, are in the consumer durables sector. This sector also includes one of the recent strong performers in the Fund, Toll Brothers, a leading residential builder.

We also increased our exposure to financial stocks throughout the year, from 7% to 17% at June 30. While we find the inexpensive valuations in the sector attractive, we are being selective due to potential credit quality issues. Our largest holding in the financial group is Seacoast Financial, one of several regional banks in the Fund.

Overall, the Fund continues to trade at a significant discount to the small cap market on a number of valuation parameters, including price/book and price/earnings. In addition, as we try to buy good companies at attractive valuations, the portfolio's return on equity stands at a 10% premium to the Russell 2000 Index. We are confident that as value stocks continue to regain favor with investors after an extended dry spell, that the portfolio is well positioned from both the perspective of the overall portfolio characteristics and from an individual stock standpoint.<F2>

SUMMARY

We have seen some turn in the markets with the correction in growth stocks and rotation to the value-oriented sectors of the market. We continue to apply our value discipline in the Fund and hope that the modest turnaround that we have seen recently in value stocks has some staying power. As always, we appreciate your confidence and investment in the Fund.

Regards,

/s/ David R. Milroy
David R. Milroy
Reams Asset Management Co.



<F1> The Russell 2000 Growth Index is comprised of those securities in the
     Russell 2000 Index which have higher price-to-book ratios and higher forecasted growth values.

<F2> The Fund is an actively managed portfolio. The companies discussed in this letter may or may not be currently held by the Fund.

(LOGO)
FRONTEGRA FUNDS

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment


                        Frontegra      Lipper       Russell    Russell 2000
                       Opportunity    Small-Cap       2000         Value
                          Fund        Fund Index      Index        Index
                       -----------   -----------    --------   ------------

7/31/97                 100,000        100,000        100,000      100,000
9/30/97                 109,900        108,959        109,774      108,346
12/31/97                108,269        102,603        106,098      110,170
3/31/98                 116,471        113,600        116,770      119,379
6/30/98                 108,032        109,216        111,325      115,069
9/30/98                  89,248         85,849         88,898       94,504
12/31/98                 97,301        101,723        103,396      103,086
3/31/99                  87,352         96,920         97,787       93,086
6/30/99                 107,619        111,310        112,994      108,494
9/30/99                 100,023        108,842        105,849      100,015
12/31/99                100,439        143,976        125,377      101,549
3/31/00                  97,911        160,087        134,254      105,435
6/30/00                 100,439        150,562        129,177      107,484

--------------------------
Portfolio Total Return
FOR THE YEAR ENDED 6/30/00
--------------------------
ONE YEAR          (6.67)%

AVERAGE ANNUAL
SINCE COMMENCEMENT  0.15%
--------------------------


This chart assumes an initial gross investment of $100,000 made on 7/31/97 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lipper Small-Cap Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, limit their investments to companies on the basis of the size of the company.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
June 30, 2000

Number of Shares                                                      Value
---------------------------------------------------------------------------
                 COMMON STOCKS  96.0%
                 Building Products  1.8%
    13,300       York International Corp.                        $  335,825
                                                                 ----------
                 Chemicals  6.2%
    45,300       Crompton Corp.                                     554,925
    18,950       Ferro Corp.                                        397,950
    31,700       International Specialty Products, Inc.<F1>         180,294
                                                                 ----------
                                                                  1,133,169
                                                                 ----------

                 Commercial Services  3.3%
    18,300       Banta Corp.                                        346,556
    10,200       Lawson Products, Inc.                              251,175
                                                                  ---------
                                                                    597,731
                                                                  ---------
                 Consumer Durables  14.9%
    31,400       Bush Industries, Inc.                              502,400
    31,750       CLARCOR Inc.                                       631,031
    23,100       Furniture Brands International, Inc.<F1>           349,387
     6,900       Harman International Industries, Inc.              420,900
    14,500       Mohawk Industries, Inc.<F1>                        315,375
    18,500       Snap-on Inc.                                       492,563
                                                                 ----------
                                                                  2,711,656
                                                                 ----------

                 Consumer Services  1.5%
    21,200       Regis Corp.                                        265,000
                                                                 ----------
                 Dental Supplies & Equipment  2.7%
    16,200       DENTSPLY International Inc.                        499,163
                                                                 ----------
                 Electronic Technology  7.2%
    12,800       Applied Power Inc.                                 428,800
    16,700       Belden Inc.                                        427,937
    30,700       Pioneer-Standard Electronics, Inc.                 452,825
                                                                  ---------
                                                                  1,309,562
                                                                  ---------
                 Finance  14.2%
     9,400       Bank United Corp.                                  330,762
    28,400       The Colonial BancGroup, Inc.                       255,600

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Number of Shares                                                      Value
---------------------------------------------------------------------------
                 Finance 14.2% (continued)
    29,200       Commercial Federal Corp.                        $  454,425
    25,500       First Bell Bancorp, Inc.                           388,875
    22,100       Golden State Bancorp Inc.<F1>                      397,800
    32,900       Local Financial Corp.<F1>                          274,509
    51,400       Seacoast Financial Services Corp.                  488,300
                                                                 ----------
                                                                  2,590,271
                                                                 ----------

                 Food  9.2%
    29,900       International Home Foods, Inc.<F1>                 626,031
    15,500       Suiza Foods Corp.<F1>                              757,563
    16,100       Universal Foods Corp.                              297,850
                                                                 ----------
                                                                  1,681,444
                                                                 ----------

                 Health Technology  1.5%
    12,600       Haemonetics Corp.<F1>                              264,600
                                                                 ----------

                 Housing  2.2%
    19,400       Toll Brothers, Inc.<F1>                            397,700
                                                                 ----------

                 Industrial Services  3.4%
    13,500       Jacobs Engineering Group, Inc.<F1>                 441,281
    12,000       Quanex Corp.                                       178,500
                                                                 ----------
                                                                    619,781
                                                                 ----------

                 Insurance  2.5%
    25,000       Fidelity National Financial, Inc.                  457,813
                                                                 ----------

                 Machinery  1.7%
    18,700       Regal-Beloit Corp.                                 300,369
                                                                 ----------

                 Oil & Gas  6.0%
    11,500       Noble Affiliates, Inc.                             428,375
    58,300       Santa Fe Snyder Corp.<F1>                          663,163
                                                                 ----------
                                                                  1,091,538
                                                                 ----------

                 Producer Manufacturing  9.0%
    46,900       Griffon Corp.<F1>                                  260,881
    22,900       HON INDUSTRIES Inc.                                538,150
     6,000       Matthews International Corp.                       174,000

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Number of Shares                                                      Value
---------------------------------------------------------------------------
                 Producer Manufacturing  9.0% (continued)
     8,700       National Service Industries, Inc.              $   169,650
    26,300       Northwest Pipe Co.<F1>                             312,313
    11,300       Standex International Corp.                        179,388
                                                                -----------
                                                                  1,634,382
                                                                -----------

                 Real Estate Investment Trust  6.8%
     7,700       Amli Residential Properties Trust                  181,431
     9,500       First Industrial Realty Trust, Inc.                280,250
    16,400       Great Lakes REIT, Inc.                             278,800
    13,000       Prentiss Properties Trust                          312,000
     6,100       Storage USA, Inc.                                  179,950
                                                                -----------
                                                                  1,232,431
                                                                -----------

                 Transportation  1.9%
    29,300       Arnold Industries, Inc.                            353,431
                                                                -----------

                 TOTAL COMMON STOCKS
                 (cost $16,834,909)                              17,475,866
                                                                -----------
Principal Amount
----------------
                 SHORT-TERM INVESTMENTS  2.7%
                 Variable Rate Demand Notes  2.7%
  $323,349       American Family Financial Services Inc., 6.31%     323,349
    37,100       General Mills, Inc., 6.28%                          37,100
   131,774       Wisconsin Corporate Central Credit Union, 6.34%    131,774
       220       Wisconsin Electric Power Co., 6.31%                    220
                                                                -----------
                                                                    492,443
                                                                -----------

                 TOTAL SHORT-TERM INVESTMENTS
                 (cost $492,443)                                    492,443
                                                                -----------

                 TOTAL INVESTMENTS  98.7%
                 (cost $17,327,352)                              17,968,309

                 Other Assets, less Liabilities  1.3%               235,621
                                                                -----------

                 NET ASSETS  100.0%                             $18,203,930
                                                                ===========

<F1> Non-income producing

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000

ASSETS:
Investments at value (cost $17,327,352)                        $ 17,968,309
Receivable for investments sold                                     213,247
Interest and dividends receivable                                    36,294
Deferred organizational costs, net                                   16,811
Other assets                                                          1,249
                                                               ------------
Total assets                                                     18,235,910
                                                               ------------

LIABILITIES:
Accrued investment advisory fee                                       5,027
Accrued expenses                                                     26,953
                                                               ------------
Total liabilities                                                    31,980
                                                               ------------
NET ASSETS                                                     $ 18,203,930
                                                               ============

NET ASSETS CONSIST OF:
Paid in capital                                                $ 18,752,811
Undistributed net investment income                                  95,465
Undistributed net realized loss                                 (1,285,303)
Net unrealized appreciation on investments                          640,957
                                                               ------------
NET ASSETS                                                     $ 18,203,930
                                                               ============
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                      100,000,000
Issued and outstanding                                              645,388
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $28.21
                                                                     ======

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENT OF OPERATIONS


                                                  YEAR ENDED
                                                JUNE 30, 2000
                                                -------------
INVESTMENT INCOME:
Dividends                                       $    267,589
Interest                                              29,401
                                                ------------
                                                     296,990
                                                ------------

EXPENSES:
Investment advisory fees                             103,318
Fund administration and accounting fees               52,650
Legal fees                                            18,923
Shareholder servicing                                 15,182
Custody fees                                           9,532
Reports to shareholders                                8,554
Amortization of organizational costs                   8,100
Audit fees                                             7,398
Directors' fees and related expenses                   2,500
Federal and state registration fees                    1,592
Other                                                  1,201
                                                ------------
Total expenses before waiver and reimbursement       228,950
Waiver and reimbursement of expenses by Adviser     (85,877)
                                                ------------

Net expenses                                         143,073
                                                ------------
NET INVESTMENT INCOME                                153,917
                                                ------------

REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS:
Net realized loss on investments                   (440,696)
Change in net unrealized appreciation
 on investments                                    (794,398)
                                                ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS  (1,235,094)
                                                ------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                      $(1,081,177)
                                                ============

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS


                                                     EIGHT
                                       YEAR         MONTHS          YEAR
                                       ENDED         ENDED         ENDED
                                     JUNE 30,      JUNE 30,     OCTOBER 31,
                                       2000          1999           1998
                                     --------      --------     -----------
OPERATIONS:
Net investment income            $     153,917  $      83,039  $     66,764
Net realized loss
  on investments                     (440,696)       (19,993)     (158,568)
Change in net unrealized
  appreciation/depreciation
  on investments                     (794,398)      2,235,006     (905,970)
                                 -------------   ------------   -----------
Net increase (decrease) in net
  assets resulting from
    operations                     (1,081,177)      2,298,052     (997,774)
                                 -------------   ------------   -----------

DISTRIBUTIONS PAID FROM:
Net investment income                (105,971)       (80,263)       (7,018)
Net realized gain on investments     (697,166)             --            --
                                 -------------   ------------   -----------
Decrease in net assets resulting
  from distributions paid            (803,137)       (80,263)       (7,018)
                                 -------------   ------------   -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                          3,952,596      8,086,316     1,925,149
Shares issued to holders in
  reinvestment of distributions        803,137         80,263         7,018
Shares redeemed                    (1,878,900)             --            --
                                 -------------   ------------   -----------
Net increase in net assets
  resulting from capital
  share transactions                 2,876,833      8,166,579     1,932,167
                                 -------------   ------------   -----------
  TOTAL INCREASE IN NET ASSETS         992,519     10,384,368       927,375
                                 -------------   ------------   -----------

NET ASSETS:
Beginning of period                 17,211,411      6,827,043     5,899,668
                                 -------------   ------------   -----------
End of period
  (includes undistributed
  net investment income of
  $95,465, $66,964 and
  $64,806, respectively)           $18,203,930    $17,211,411    $6,827,043
                                 =============   ============    ==========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS


                                                  EIGHT
                                        YEAR     MONTHS     YEAR      PERIOD
                                        ENDED     ENDED     ENDED      ENDED
                                      JUNE 30,  JUNE 30, OCTOBER 31, OCTOBER 31,
                                         2000     1999       1998     1997<F1>
                                      -------- ----------- ------- -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $32.02    $27.93    $32.22     $30.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                    0.27      0.07      0.26       0.04
Net realized and unrealized gain
  (loss) on investments                (2.44)      4.23    (4.52)       2.18
                                      -------    ------    ------     ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                (2.17)      4.30    (4.26)       2.22
                                      -------    ------    ------     ------

LESS DISTRIBUTIONS PAID:
From net investment income             (0.22)    (0.21)    (0.03)          -
From net realized gain on investments  (1.42)         -         -          -
                                      -------    ------    ------     ------
TOTAL DISTRIBUTIONS PAID               (1.64)    (0.21)    (0.03)          -
                                      -------    ------    ------     ------

NET ASSET VALUE, END OF PERIOD         $28.21    $32.02    $27.93     $32.22
                                      =======    ======    ======     ======
TOTAL RETURN<F2>                      (6.67)%    15.49%  (13.24)%      7.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                      $18,204   $17,211    $6,827    $5,900
Ratio of expenses to
  average net assets<F3><F4>            0.90%     0.90%     0.90%     0.90%
Ratio of net investment income
  to average net assets<F3><F4>         0.97%     1.00%     0.92%     2.61%
Portfolio turnover rate<F2>               64%       38%       54%        9%


<F1> Commenced operations on July 31, 1997.
<F2> Not annualized for periods less than a full year.
<F3> Net of waivers and reimbursements of expenses by Adviser.
     Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.44%, 1.73%, 2.53% and 12.02% and the ratio of net investment income (loss) to average net assets would have been 0.43%, 0.17%, (0.71)% and (8.51)% for the periods ended June 30, 2000, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
<F4> Annualized.


See notes to financial statements.

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FRONTEGRA FUNDS
                                   FRONTEGRA
                                  GROWTH FUND

(LOGO)
FRONTEGRA FUNDS

REPORT FROM NORTHERN CAPITAL MANAGEMENT, LLC:

During the first six months of 2000, the Frontegra Growth Fund increased by 1.2% versus a 0.5% decline in the S&P 500 Stock Index. For the fiscal year ending June 30, the Fund increased by 15.3% versus a gain of 7.3% for the S&P 500 Stock Index.

                             SIX            FISCAL        2 YEARS -
                            MONTHS           YEAR        ANNUALIZED
                           1/1/00 -        7/1/99 -       6/30/98 -
                           6/30/00          6/30/00        6/30/00
                           --------        ---------     ----------

FRONTEGRA GROWTH FUND          1.2%          15.3%          16.2%
S&P 500 Stock Index          (0.4)%           7.3%          14.7%

Over the past two years the Fund's 15%-plus annual return outpaced the overall market during what has been a very difficult environment for many active equity managers. Although we are not happy with all of the decisions we made during this period, we are proud to report that your Fund was able to achieve a positive return versus the benchmark.

OWNERSHIP CHANGES AT NORTHERN CAPITAL AND UAM

On June 28th, the senior management team at Northern Capital purchased an equity stake in our firm from United Asset Management Corporation (UAM). Prior to this transaction, UAM owned a 100% interest in Northern Capital. We believe this purchase demonstrates our commitment to our firm and to our clients and we thank the shareholders of the Frontegra Growth Fund for their continued support through your ownership in the Fund. Regarding the purchase, only the ownership structure will change. There will be no changes in our investment philosophy or process and all of our senior professionals will remain in their respective roles.

In an unrelated event, UAM has agreed to join Old Mutual plc, a UK-based financial services company. As has been the case since we joined UAM in 1986, Northern Capital will continue to retain its operating and investment independence. In addition, our recent equity purchase provides further assurances that we will operate independently and thus, we do not expect this transaction to have any impact on our firm or our client relationships. However, since the transaction does constitute a change in control, you will soon be receiving a proxy solicitation requesting your approval of the transaction and your desire to maintain Northern Capital as the investment sub-advisor to the Frontegra Growth Fund.

DIVERSIFICATION AND BENCHMARK ISSUES

In past correspondences we included both the Russell 1000 Growth Index and the S&P 500 Stock Index in our discussions of performance since both Indices had historically been representative of our investment style. However, with the recent changes in the composition of the Russell 1000 Growth Index, we do not believe that the Index is representative of our diversified "core-growth" approach and thus, we are no longer using it for performance and characteristics comparisons. The table below illustrates the changes in the Indices over the
last two years.   While the S&P 500 Stock Index remains fairly well diversified across the major sector groups, the Russell 1000 Growth Index is now over 60% weighted in technology companies.

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FRONTEGRA FUNDS


S&P 500 STOCK INDEX        12/31/98    12/31/99   6/30/00
                           --------    --------   -------
  Consumer Related           42%        35%          33%
  Economically Sensitive     37%        33%          34%
  Technology                 21%        32%          33%

RUSSELL 1000 GROWTH INDEX  12/31/98    12/31/99   6/30/00
                           --------    --------   -------
  Consumer Related           52%        40%          28%
  Economically Sensitive     18%        13%          11%
  Technology                 30%        47%          61%

Since we do not intend to compromise our diversified "core-growth" approach, it has become inappropriate to compare the Fund to the Russell 1000 Growth Index for either performance or characteristics analysis. Our strategy for achieving strong long-term performance results is to own a diversified portfolio of growth companies with sustainable competitive advantages. We believe this strategy will provide above average returns on a secular basis and thus, we see no benefit to significantly increasing our exposure to technology stocks in response to a change in the Russell 1000 Growth Index.

MARKET ENVIRONMENT DURING 1ST HALF OF 2000

Although the stock market finished the first six months of 2000 flat with year-end levels, the period was anything but stable. The major equity indices were down as much as 10% by mid-February before staging a 15% rally in early March. This was followed by a 15% decline during the April-May period followed by another rally during June. The recent increase in volatility can be attributed to changing views on the sustainability of high valuation levels within the technology sector, the direction of interest rates, and the possibility of a slowdown in corporate earnings growth. With continued uncertainty about the Federal Reserve Board's intention for interest rates and the upcoming Presidential election, we expect the market to continue to trade in a fairly narrow range until late in the fall.

In the December 31, 1999 Fund report we presented a graph comparing the price performance of the S&P 500 Stock Index in 1998 and 1999. We were surprised by the striking similarities in return patterns since the underlying fundamental environment was very different during those years. The graph below provides an update including the year-to-date performance in 2000.

Thus far in 2000 the stock market has traded in a range of (8)% to +5%. As indicated above, we believe that the possibility of a slowdown in the technology sector and the steady increase in interest rates has held back investor enthusiasm for stocks during the first half of the year. For the remainder of 2000 the big question remains - will we get a strong market recovery in the fourth quarter? While it is still too early to determine with any level of certainty, we believe the critical variables remain: (1) the sustainability of the momentum in the technology sector, (2) the possibility for further increases in the Federal Funds rate, and (3) the outcome of the Presidential election. At this point we remain optimistic about the strength in earnings growth of the technology companies and we do not anticipate any further increases in interest rates. Therefore, we remain cautiously optimistic about the likelihood of a third straight fourth quarter rally.

(LOGO)
FRONTEGRA FUNDS

S&P 500 STOCK INDEX

-----------------------------------------------------------------------------
   S&P 500 - 2000              S&P 500 - 1999              S&P 500 - 1998
-----------------------------------------------------------------------------

31-Dec-1999    100.00      31-Dec-1998      100.00     31-Dec-1997     100.00
03-Jan-2000     99.05      04-Jan-1999       99.91     02-Jan-1998     100.48
04-Jan-2000     95.25      05-Jan-1999      101.27     05-Jan-1998     100.68
05-Jan-2000     95.43      06-Jan-1999      103.51     06-Jan-1998      99.60
06-Jan-2000     95.52      07-Jan-1999      103.29     07-Jan-1998      99.34
07-Jan-2000     98.11      08-Jan-1999      103.73     08-Jan-1998      98.52
10-Jan-2000     99.21      11-Jan-1999      102.82     09-Jan-1998      95.60
11-Jan-2000     97.91      12-Jan-1999      100.84     12-Jan-1998      96.78
12-Jan-2000     97.48      13-Jan-1999      100.42     13-Jan-1998      98.11
13-Jan-2000     98.67      14-Jan-1999       98.61     14-Jan-1998      98.71
14-Jan-2000     99.72      15-Jan-1999      101.14     15-Jan-1998      97.97
18-Jan-2000     99.04      19-Jan-1999      101.85     16-Jan-1998      99.08
19-Jan-2000     99.09      20-Jan-1999      102.23     20-Jan-1998     100.84
20-Jan-2000     98.39      21-Jan-1999      100.48     21-Jan-1998     100.04
21-Jan-2000     98.10      22-Jan-1999       99.67     22-Jan-1998      99.24
24-Jan-2000     95.39      25-Jan-1999      100.39     23-Jan-1998      98.68
25-Jan-2000     95.97      26-Jan-1999      101.88     26-Jan-1998      98.61
26-Jan-2000     95.57      27-Jan-1999      101.13     27-Jan-1998      99.85
27-Jan-2000     95.19      28-Jan-1999      102.94     28-Jan-1998     100.72
28-Jan-2000     92.58      29-Jan-1999      104.10     29-Jan-1998     101.55
31-Jan-2000     94.91      01-Feb-1999      103.56     30-Jan-1998     101.02
01-Feb-2000     95.92      02-Feb-1999      102.67     02-Feb-1998     103.18
02-Feb-2000     95.91      03-Feb-1999      103.49     03-Feb-1998     103.67
03-Feb-2000     96.99      04-Feb-1999      101.57     04-Feb-1998     103.76
04-Feb-2000     96.95      05-Feb-1999      100.83     05-Feb-1998     103.41
07-Feb-2000     96.94      08-Feb-1999      101.18     06-Feb-1998     104.33
08-Feb-2000     98.13      09-Feb-1999       98.94     09-Feb-1998     104.15
09-Feb-2000     96.08      10-Feb-1999       99.54     10-Feb-1998     105.01
10-Feb-2000     96.43      11-Feb-1999      102.02     11-Feb-1998     105.11
11-Feb-2000     94.41      12-Feb-1999      100.07     12-Feb-1998     105.53
14-Feb-2000     94.60      16-Feb-1999      101.03     13-Feb-1998     105.12
15-Feb-2000     95.43      17-Feb-1999       99.58     17-Feb-1998     105.39
16-Feb-2000     94.45      18-Feb-1999      100.65     18-Feb-1998     106.35
17-Feb-2000     94.49      19-Feb-1999      100.81     19-Feb-1998     105.96
18-Feb-2000     91.62      22-Feb-1999      103.49     20-Feb-1998     106.57
22-Feb-2000     92.03      23-Feb-1999      103.41     23-Feb-1998     106.98
23-Feb-2000     92.61      24-Feb-1999      101.97     24-Feb-1998     106.20
24-Feb-2000     92.12      25-Feb-1999      101.28     25-Feb-1998     107.47
25-Feb-2000     90.75      26-Feb-1999      100.74     26-Feb-1998     108.06
28-Feb-2000     91.75      01-Mar-1999      100.56     27-Feb-1998     108.13
29-Feb-2000     93.00      02-Mar-1999       99.70     02-Mar-1998     107.96
01-Mar-2000     93.87      03-Mar-1999       99.88     03-Mar-1998     108.41
02-Mar-2000     94.05      04-Mar-1999      101.42     04-Mar-1998     107.92
03-Mar-2000     95.91      05-Mar-1999      103.76     05-Mar-1998     106.66
06-Mar-2000     94.69      08-Mar-1999      104.35     06-Mar-1998     108.79
07-Mar-2000     92.27      09-Mar-1999      104.12     09-Mar-1998     108.44
08-Mar-2000     93.02      10-Mar-1999      104.69     10-Mar-1998     109.67
09-Mar-2000     95.40      11-Mar-1999      105.57     11-Mar-1998     110.10
10-Mar-2000     94.95      12-Mar-1999      105.32     12-Mar-1998     110.25
13-Mar-2000     94.17      15-Mar-1999      106.35     13-Mar-1998     110.12
14-Mar-2000     92.51      16-Mar-1999      106.28     16-Mar-1998     111.22
15-Mar-2000     94.75      17-Mar-1999      105.58     17-Mar-1998     111.34
16-Mar-2000     99.27      18-Mar-1999      107.10     18-Mar-1998     111.86
17-Mar-2000     99.67      19-Mar-1999      105.70     19-Mar-1998     112.29
20-Mar-2000     99.14      22-Mar-1999      105.51     20-Mar-1998     113.27
21-Mar-2000    101.68      23-Mar-1999      102.68     23-Mar-1998     112.89
22-Mar-2000    102.14      24-Mar-1999      103.20     24-Mar-1998     113.93
23-Mar-2000    103.95      25-Mar-1999      104.94     25-Mar-1998     113.55
24-Mar-2000    103.96      26-Mar-1999      104.36     26-Mar-1998     113.43
27-Mar-2000    103.72      29-Mar-1999      106.58     27-Mar-1998     112.88
28-Mar-2000    102.62      30-Mar-1999      105.82     30-Mar-1998     112.69
29-Mar-2000    102.67      31-Mar-1999      104.65     31-Mar-1998     113.53
30-Mar-2000    101.27      01-Apr-1999      105.25     01-Apr-1998     114.19
31-Mar-2000    102.00      05-Apr-1999      107.48     02-Apr-1998     115.41
03-Apr-2000    102.50      06-Apr-1999      107.21     03-Apr-1998     115.69
04-Apr-2000    101.73      07-Apr-1999      107.94     06-Apr-1998     115.55
05-Apr-2000    101.23      08-Apr-1999      109.34     07-Apr-1998     114.34
06-Apr-2000    102.18      09-Apr-1999      109.69     08-Apr-1998     113.52
07-Apr-2000    103.21      12-Apr-1999      110.53     09-Apr-1998     114.45
10-Apr-2000    102.40      13-Apr-1999      109.81     13-Apr-1998     114.35
11-Apr-2000    102.13      14-Apr-1999      108.07     14-Apr-1998     114.97
12-Apr-2000     99.86      15-Apr-1999      107.62     15-Apr-1998     115.34
13-Apr-2000     98.04      16-Apr-1999      107.30     16-Apr-1998     114.19
14-Apr-2000     92.33      19-Apr-1999      104.90     17-Apr-1998     115.69
17-Apr-2000     95.38      20-Apr-1999      106.26     20-Apr-1998     115.79
18-Apr-2000     98.12      21-Apr-1999      108.70     21-Apr-1998     116.10
19-Apr-2000     97.16      22-Apr-1999      110.54     22-Apr-1998     116.50
20-Apr-2000     97.64      23-Apr-1999      110.38     23-Apr-1998     115.37
24-Apr-2000     97.32      26-Apr-1999      110.64     24-Apr-1998     114.17
25-Apr-2000    100.56      27-Apr-1999      110.87     27-Apr-1998     111.96
26-Apr-2000     99.44      28-Apr-1999      109.90     28-Apr-1998     111.82
27-Apr-2000     99.71      29-Apr-1999      109.24     29-Apr-1998     112.80
28-Apr-2000     98.86      30-Apr-1999      108.62     30-Apr-1998     114.56
01-May-2000     99.93      03-May-1999      110.20     01-May-1998     115.52
02-May-2000     98.44      04-May-1999      108.36     04-May-1998     115.63
03-May-2000     96.31      05-May-1999      109.61     05-May-1998     114.95
04-May-2000     95.94      06-May-1999      108.36     06-May-1998     113.86
05-May-2000     97.51      07-May-1999      109.42     07-May-1998     112.85
08-May-2000     96.93      10-May-1999      109.04     08-May-1998     114.19
09-May-2000     96.11      11-May-1999      110.28     11-May-1998     114.04
10-May-2000     94.13      12-May-1999      110.96     12-May-1998     114.98
11-May-2000     95.82      13-May-1999      111.25     13-May-1998     115.30
12-May-2000     96.71      14-May-1999      108.83     14-May-1998     115.14
15-May-2000     98.85      17-May-1999      108.97     15-May-1998     114.25
16-May-2000     99.78      18-May-1999      108.47     18-May-1998     113.95
17-May-2000     98.54      19-May-1999      109.36     19-May-1998     114.33
18-May-2000     97.82      20-May-1999      108.92     20-May-1998     115.32
19-May-2000     95.76      21-May-1999      108.22     21-May-1998     114.86
22-May-2000     95.34      24-May-1999      106.30     22-May-1998     114.43
23-May-2000     93.51      25-May-1999      104.49     26-May-1998     112.74
24-May-2000     95.22      26-May-1999      106.14     27-May-1998     112.55
25-May-2000     94.03      27-May-1999      104.24     28-May-1998     113.10
26-May-2000     93.79      28-May-1999      105.91     29-May-1998     112.41
30-May-2000     96.81      01-Jun-1999      105.29     01-Jun-1998     112.42
31-May-2000     96.69      02-Jun-1999      105.34     02-Jun-1998     112.65
01-Jun-2000     98.61      03-Jun-1999      105.72     03-Jun-1998     111.57
02-Jun-2000    100.55      04-Jun-1999      108.01     04-Jun-1998     112.82
05-Jun-2000     99.89      07-Jun-1999      108.57     05-Jun-1998     114.78
06-Jun-2000     99.22      08-Jun-1999      107.17     08-Jun-1998     114.97
07-Jun-2000    100.14      09-Jun-1999      107.27     09-Jun-1998     115.25
08-Jun-2000     99.48      10-Jun-1999      105.99     10-Jun-1998     114.62
09-Jun-2000     99.16      11-Jun-1999      105.24     11-Jun-1998     112.79
12-Jun-2000     98.42      14-Jun-1999      105.27     12-Jun-1998     113.23
13-Jun-2000    100.01      15-Jun-1999      105.85     15-Jun-1998     110.98
14-Jun-2000    100.09      16-Jun-1999      108.23     16-Jun-1998     112.07
15-Jun-2000    100.65      17-Jun-1999      109.00     17-Jun-1998     114.08
16-Jun-2000     99.67      18-Jun-1999      109.24     18-Jun-1998     114.01
19-Jun-2000    101.14      21-Jun-1999      109.74     19-Jun-1998     113.42
20-Jun-2000    100.46      22-Jun-1999      108.68     22-Jun-1998     113.69
21-Jun-2000    100.67      23-Jun-1999      108.45     23-Jun-1998     115.36
22-Jun-2000     98.84      24-Jun-1999      107.04     24-Jun-1998     116.74
23-Jun-2000     98.11      25-Jun-1999      107.00     25-Jun-1998     116.37
26-Jun-2000     99.05      28-Jun-1999      108.31     26-Jun-1998     116.77
27-Jun-2000     98.73      29-Jun-1999      109.94     29-Jun-1998     117.32
28-Jun-2000     99.02      30-Jun-1999      111.67     30-Jun-1998     116.84
29-Jun-2000     98.17      01-Jul-1999      112.34     01-Jul-1998     118.36
30-Jun-2000     99.00      02-Jul-1999      113.18     02-Jul-1998     118.14
03-Jul-2000    100.02      06-Jul-1999      112.93     06-Jul-1998     119.26
05-Jul-2000     98.43      07-Jul-1999      113.56     07-Jul-1998     118.98
06-Jul-2000     99.14      08-Jul-1999      113.44     08-Jul-1998     120.19
07-Jul-2000    100.66      09-Jul-1999      114.16     09-Jul-1998     119.39
10-Jul-2000    100.43      12-Jul-1999      113.82     10-Jul-1998     119.98
11-Jul-2000    100.79      13-Jul-1999      113.37     13-Jul-1998     120.07
12-Jul-2000    101.61      14-Jul-1999      113.74     14-Jul-1998     121.35
13-Jul-2000    101.81      15-Jul-1999      114.68     15-Jul-1998     121.06
14-Jul-2000    102.77      16-Jul-1999      115.42     16-Jul-1998     122.01
17-Jul-2000    102.77      19-Jul-1999      114.51     17-Jul-1998     122.29
18-Jul-2000    102.02      20-Jul-1999      112.03     20-Jul-1998     122.02
19-Jul-2000    100.87      21-Jul-1999      112.21     21-Jul-1998     120.06
20-Jul-2000    101.79      22-Jul-1999      110.72     22-Jul-1998     119.96
21-Jul-2000    100.74      23-Jul-1999      110.39     23-Jul-1998     117.45
24-Jul-2000     99.66      26-Jul-1999      109.64     24-Jul-1998     117.56
25-Jul-2000    100.36      27-Jul-1999      110.87     27-Jul-1998     118.22
26-Jul-2000     98.85      28-Jul-1999      111.08     28-Jul-1998     116.47
27-Jul-2000     98.66      29-Jul-1999      109.10     29-Jul-1998     115.95
28-Jul-2000     96.58      30-Jul-1999      108.09     30-Jul-1998     117.78
                           02-Aug-1999      108.04     31-Jul-1998     115.48
                           03-Aug-1999      107.56     03-Aug-1998     114.63
                           04-Aug-1999      106.19     04-Aug-1998     110.48
                           05-Aug-1999      106.87     05-Aug-1998     111.44
                           06-Aug-1999      105.78     06-Aug-1998     112.28
                           09-Aug-1999      105.58     07-Aug-1998     112.26
                           10-Aug-1999      104.25     10-Aug-1998     111.61
                           11-Aug-1999      105.91     11-Aug-1998     110.16
                           12-Aug-1999      105.61     12-Aug-1998     111.73
                           13-Aug-1999      108.01     13-Aug-1998     110.77
                           16-Aug-1999      108.26     14-Aug-1998     109.51
                           17-Aug-1999      109.35     17-Aug-1998     111.67
                           18-Aug-1999      108.43     18-Aug-1998     113.48
                           19-Aug-1999      107.68     19-Aug-1998     113.15
                           20-Aug-1999      108.74     20-Aug-1998     112.49
                           23-Aug-1999      110.66     21-Aug-1998     111.42
                           24-Aug-1999      110.92     24-Aug-1998     112.13
                           25-Aug-1999      112.41     25-Aug-1998     112.62
                           26-Aug-1999      110.80     26-Aug-1998     111.72
                           27-Aug-1999      109.68     27-Aug-1998     107.44
                           30-Aug-1999      107.71     28-Aug-1998     105.84
                           31-Aug-1999      107.42     31-Aug-1998      98.64
                           01-Sep-1999      108.28     01-Sep-1998     102.46
                           02-Sep-1999      107.31     02-Sep-1998     102.07
                           03-Sep-1999      110.41     03-Sep-1998     101.22
                           07-Sep-1999      109.86     04-Sep-1998     100.36
                           08-Sep-1999      109.35     08-Sep-1998     105.46
                           09-Sep-1999      109.63     09-Sep-1998     103.69
                           10-Sep-1999      109.96     10-Sep-1998     101.01
                           13-Sep-1999      109.35     11-Sep-1998     103.98
                           14-Sep-1999      108.71     14-Sep-1998     106.11
                           15-Sep-1999      107.22     15-Sep-1998     106.93
                           16-Sep-1999      107.26     16-Sep-1998     107.73
                           17-Sep-1999      108.64     17-Sep-1998     104.99
                           20-Sep-1999      108.65     18-Sep-1998     105.12
                           21-Sep-1999      106.33     21-Sep-1998     105.51
                           22-Sep-1999      106.57     22-Sep-1998     106.10
                           23-Sep-1999      104.13     23-Sep-1998     109.86
                           24-Sep-1999      103.89     24-Sep-1998     107.45
                           27-Sep-1999      104.37     25-Sep-1998     107.66
                           28-Sep-1999      104.29     28-Sep-1998     108.06
                           29-Sep-1999      103.15     29-Sep-1998     108.10
                           30-Sep-1999      104.35     30-Sep-1998     104.80
                           01-Oct-1999      104.36     01-Oct-1998     101.64
                           04-Oct-1999      106.13     02-Oct-1998     103.32
                           05-Oct-1999      105.87     05-Oct-1998     101.87
                           06-Oct-1999      107.82     06-Oct-1998     101.46
                           07-Oct-1999      107.19     07-Oct-1998     100.03
                           08-Oct-1999      108.69     08-Oct-1998      98.87
                           11-Oct-1999      108.60     09-Oct-1998     101.44
                           12-Oct-1999      106.81     12-Oct-1998     102.81
                           13-Oct-1999      104.54     13-Oct-1998     102.51
                           14-Oct-1999      104.37     14-Oct-1998     103.62
                           15-Oct-1999      101.45     15-Oct-1998     107.94
                           18-Oct-1999      102.02     16-Oct-1998     108.86
                           19-Oct-1999      102.58     19-Oct-1998     109.48
                           20-Oct-1999      104.86     20-Oct-1998     109.63
                           21-Oct-1999      104.46     21-Oct-1998     110.25
                           22-Oct-1999      105.84     22-Oct-1998     111.13
                           25-Oct-1999      105.19     23-Oct-1998     110.33
                           26-Oct-1999      104.21     26-Oct-1998     110.50
                           27-Oct-1999      105.43     27-Oct-1998     109.78
                           28-Oct-1999      109.17     28-Oct-1998     110.06
                           29-Oct-1999      111.70     29-Oct-1998     111.90
                           1-Nov-1999       110.15     30-Oct-1998     113.21
                           2-Nov-1999       109.58     02-Nov-1998     114.55
                           3-Nov-1999       110.15     03-Nov-1998     114.47
                           4-Nov-1999       110.80     04-Nov-1998     115.28
                           5-Nov-1999       111.45     05-Nov-1998     116.84
                           8-Nov-1999       112.02     06-Nov-1998     117.58
                           9-Nov-1999       111.05     09-Nov-1998     116.46
                           10-Nov-1999      111.70     10-Nov-1998     116.26
                           11-Nov-1999      112.35     11-Nov-1998     115.51
                           12-Nov-1999      113.57     12-Nov-1998     115.17
                           15-Nov-1999      113.40     13-Nov-1998     116.00
                           16-Nov-1999      115.44     16-Nov-1998     117.05
                           17-Nov-1999      114.71     17-Nov-1998     117.40
                           18-Nov-1999      115.11     18-Nov-1998     117.94
                           19-Nov-1999      115.68     19-Nov-1998     118.77
                           22-Nov-1999      115.60     20-Nov-1998     119.90
                           23-Nov-1999      114.22     23-Nov-1998     122.44
                           24-Nov-1999      115.28     24-Nov-1998     121.90
                           26-Nov-1999      115.19     25-Nov-1998     122.30
                           29-Nov-1999      114.46     27-Nov-1998     122.87
                           30-Nov-1999      112.99     30-Nov-1998     119.91
                           01-Dec-1999      113.71     01-Dec-1998     121.11
                           02-Dec-1999      114.63     02-Dec-1998     120.69
                           03-Dec-1999      116.60     03-Dec-1998     118.52
                           06-Dec-1999      115.79     04-Dec-1998     121.26
                           07-Dec-1999      114.64     07-Dec-1998     122.39
                           08-Dec-1999      114.21     08-Dec-1998     121.74
                           09-Dec-1999      114.55     09-Dec-1998     121.96
                           10-Dec-1999      115.28     10-Dec-1998     120.05
                           13-Dec-1999      115.13     11-Dec-1998     120.20
                           14-Dec-1999      114.15     14-Dec-1998     117.60
                           15-Dec-1999      114.98     15-Dec-1998     119.83
                           16-Dec-1999      115.42     16-Dec-1998     119.73
                           17-Dec-1999      115.60     17-Dec-1998     121.59
                           20-Dec-1999      115.36     18-Dec-1998     122.42
                           21-Dec-1999      116.61     21-Dec-1998     123.95
                           22-Dec-1999      116.83     22-Dec-1998     124.02
                           23-Dec-1999      118.64     23-Dec-1998     126.60
                           27-Dec-1999      118.53     24-Dec-1998     126.36
                           28-Dec-1999      118.53     28-Dec-1998     126.28
                           29-Dec-1999      119.02     29-Dec-1998     127.96
                           30-Dec-1999      119.10     30-Dec-1998     126.95
                           31-Dec-1999      119.53     31-Dec-1998     126.67

HIGHLIGHTING OUR BEST PERFORMING STOCKS

It is no surprise that our best performing stocks were in the semiconductor and healthcare areas as they were top-performing sectors in the S&P 500 with gains of 29% and 25% respectively. The other areas of strength included the energy sector (+15%) and computer hardware companies (+7%). The relatively poor performing areas included the cyclical stocks, retailers and telecommunication companies, which were down 10% during the period.

BROADCOM (BRCM) is the leading provider of integrated circuits that enable
broadband digital-data transmission to residential and business users.   We
purchased a small position in Broadcom after meeting with management in late May. At the time, the stock had declined over 50% from its March high while the company continued to post earnings growth in excess of 70%. During June, Broadcom gained over 65% to become the best performing stock in our portfolio over the past six months.

INTEL (INTC) is the World's leading provider of proprietary microprocessor semiconductors used to drive the computer industry. Our Intel holdings gained over 60% as the company benefited from the overall strength in the semiconductor sector. The strength in demand for semiconductor products is being driven by the increasing demand for broadband telecommunications and portable computing and telephony devices.

ORACLE (ORCL) has been one of our top performing stocks for the past two years. Oracle provides database-management and network products that are used to store information critical to corporate information systems and more recently, to manage web-based services. During the first six months of 2000, the stock price increased by over 50% as Oracle continues to benefit from the growing demand for database products as both new and old economy companies are becoming web enabled.

PFIZER (PFE) was also a strong performer gaining over 50%. Pfizer, one of the world's leading providers of pharmaceutical products, completed the acquisition of Warner Lambert during the first half of 2000. The combined company now dominates the market with the largest product revenues, research and development budget and sales and marketing staff in the industry.

CARDINAL HEALTH (CAH) manufactures and distributes pharmaceuticals, surgical and hospital supplies, in addition to providing value added services to the pharmaceutical industry in the form of

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FRONTEGRA FUNDS

proprietary drug delivery mechanisms.   We made a very opportunistic purchase of
the stock in January of 2000 as it had fallen out of favor with investors after declining by over 40% during 1999. The company continues to meet its operating goals and the stock has been a very solid performer for us, gaining over 45% as it continues to deliver on its revenue and earnings guidance.

       TEN LARGEST HOLDINGS AS OF 6/30/00

       NAME                   TICKER     POSITION SIZE
       ----                   ------     -------------
       General Electric         GE            5.2%
       Microsoft               MSFT           4.6%
       Cendant                  CD            3.2%
       Bristol-Myers           BMY            2.9%
       Fannie Mae              FNM            2.7%
       WorldCom                WCOM           2.7%
       Cisco Systems           CSCO           2.7%
       Cabletron Systems        CS            2.7%
       Chevron                 CHV            2.6%
       Merck                   MRK            2.6%


SUMMARY

For the fiscal year ending June 30, 2000, we provided a very solid 15.3% return versus the broad market return of 7.3% represented by the S&P 500 Stock Index. During this period we were able to deliver these results while remaining within our discipline of selecting a diversified portfolio of growth companies with sustainable competitive advantages. These companies are primarily market leaders
- in fact, our top four performing stocks during the period, Broadcom, Intel, Oracle and Pfizer are all dominant players in their respective industries.

A second discipline within our process is be opportunistic - we try not to overpay for a company's growth prospects or competitive positioning when buying stocks. Over the past two years this has become increasingly difficult as the price/earnings ratios of the leading companies in many high growth areas have doubled or tripled and are now at all time highs. Given this market backdrop, we believe it is important to maintain diversification and limit our holdings in potentially risky areas. Our renewed emphasis on the S&P 500 as the Fund's primary benchmark is consistent with this approach, and we are confident that we will be able to continue to outperform without increasing the level of risk in the portfolio.

Please visit the Frontegra website at www.frontegra.com for daily prices and portfolio data.<F1>

We thank you for your continued support and we encourage you to e-mail or write with comments or questions about your Fund.

Sincerely,


/S/Daniel T. Murphy      /S/Brian A. Hellmer        /S/Stephen L. Hawk
Daniel T. Murphy, CFA    Brian A. Hellmer, CFA      Stephen L. Hawk, Ph.D.
President and Chief      Senior Vice President and  Chairman and
Investment Officer       Director of Research       Chief Executive Officer
dan.murphy@norcap.com    brian.hellmer@norcap.com   steve.hawk@norcap.com


<F1>  The Fund is an actively managed portfolio. The companies discussed in this letter may or may not be currently held by the Fund.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment


                           Frontegra          S&P 500
                            Growth             Stock
                             Fund              Index
                           ---------         ---------

3/18/98                    $100,000          $100,000
3/31/98                     101,100           101,523
6/30/98                     102,000           104,875
9/30/98                      85,800            94,443
12/31/98                    108,939           114,556
3/31/99                     113,144           120,264
6/30/99                     119,452           128,742
9/30/99                     112,643           120,710
12/31/99                    136,161           138,670
3/31/00                     141,792           141,858
6/30/00                     137,770           138,096

--------------------------
Portfolio Total Return
FOR THE YEAR ENDED 6/30/00
--------------------------
ONE YEAR           15.33%

AVERAGE ANNUAL
SINCE COMMENCEMENT 15.03%
--------------------------
This chart assumes an initial gross investment of $100,000 made on 3/18/98 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index includes 500 common stocks, most of which are listed on The New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

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FRONTEGRA FUNDS

Frontegra Growth Fund

SCHEDULE OF INVESTMENTS
June 30, 2000

Number of Shares                                                      Value
---------------------------------------------------------------------------
                 COMMON STOCKS  98.3%
                 Airlines  0.7%
     4,700       AMRCorp.<F1>                                   $   124,256
                                                                -----------

                 Building Products 1.1%
     9,700       Masco Corp.                                        175,206
                                                                -----------

                 Chemicals  1.6%
     6,900       Praxair, Inc.                                      258,319
                                                                -----------

                 Electronic Components  9.1%
     4,250       Applied Materials, Inc.<F1>                        385,156
     2,950       Altera Corp.<F1>                                   300,716
     3,150       Analog Devices, Inc.<F1>                           239,400
     1,225       Broadcom Corp.<F1>                                 268,198
     4,150       Flextronics International Ltd.<F1>                 285,053
                                                                -----------
                                                                  1,478,523
                                                                -----------

                 Financial  8.0%
     3,900       Citigroup Inc.                                     234,975
     8,550       Fannie Mae                                         446,203
    11,550       MBNA Corp.                                         313,294
    10,400       Washington Mutual, Inc.                            300,300
                                                                -----------
                                                                  1,294,772
                                                                -----------

                 Food & Beverages  4.2%
     6,450       Coca-Cola Co. (The)                                370,472
    13,900       Kroger Co. (The)<F1>                               306,669
                                                                -----------
                                                                    677,141
                                                                -----------

                 Healthcare  12.7%
     4,000       Biogen, Inc.<F1>                                   258,000
     2,475       Baxter International Inc.                          174,023
     8,200       Bristol-Myers Squibb Co.                           477,650
     4,850       Cardinal Health, Inc.                              358,900
     5,500       Merck &Co.                                         421,438
     7,825       Pfizer Inc.                                        375,600
                                                                -----------
                                                                  2,065,611
                                                                -----------
See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Number of Shares                                                      Value
---------------------------------------------------------------------------
                 Information Services & Software  15.3%
     6,950       Cisco Systems, Inc.<F1>                        $   441,759
     3,000       EMC Corp.<F1>                                      230,812
     4,050       First Data Corp.                                   200,981
     9,450       Microsoft Corp.<F1>                                756,000
     3,600       Oracle Corp.<F1>                                   302,625
     5,275       Seagate Technology, Inc.<F1>                       290,125
     3,000       Sun Microsystems, Inc.<F1>                         272,813
                                                                 ----------
                                                                  2,495,115
                                                                 ----------

                 Leisure & Entertainment  5.6%
    11,050       AT&T Corp. - Liberty Media Group<F1>               267,963
     7,550       Comcast Corp. - Special Class A<F1>                305,775
     4,500       Time Warner, Inc.                                  342,000
                                                                 ----------
                                                                    915,738
                                                                 ----------

                 Multi-Sector Companies  11.0%
    16,175       General Electric Co.                               847,169
     8,975       Ralston-Ralston Purina Group                       178,939
     8,875       Tyco International Ltd.                            420,453
     8,150       Williams Companies, Inc. (The)                     339,753
                                                                 ----------
                                                                  1,786,314
                                                                 ----------

                 Oil & Gas  2.6%
     5,000       Chevron Corp.                                      424,062
                                                                 ----------

                 Retailing & Restaurants  7.2%
    36,075       Cendant Corp.<F1>                                  505,050
     3,325       Costco Companies, Inc.<F1>                         109,725
     4,925       Target Corp.                                       285,650
     8,425       Walgreen Co.                                       271,180
                                                                 ----------
                                                                  1,171,605
                                                                 ----------
                 Technology 6.6%
    17,300       Cabletron Systems, Inc.<F1>                        436,825
     2,950       Intel Corp.                                        394,378
     3,450       Texas Instruments Inc.                             236,972
                                                                 ----------
                                                                  1,068,175
                                                                 ----------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Number of Shares                                                      Value
---------------------------------------------------------------------------
                 Telecommunications  10.1%
    11,400       AT&T Corp.                                     $   361,460
     5,175       Motorola, Inc.                                     150,398
     5,700       Nortel Networks Corp.                              389,025
     3,450       US West, Inc.                                      295,838
     9,700       WorldCom, Inc.<F1>                                 444,988
                                                                -----------
                                                                  1,641,709
                                                                -----------

                 Utilities  2.5%
     8,950       AESCorp. (The)<F1>                                 408,344
                                                                -----------


                 TOTAL COMMON STOCKS
                 (cost $13,403,118)                              15,984,890
                                                                -----------


Principal Amount
----------------
                 SHORT-TERM INVESTMENTS  2.4%
                 Variable Rate Demand Notes  2.4%
$   10,768        American Family Financial Services Inc., 6.31%     10,768
   346,415       Sara Lee Corp., 6.27%                              346,415
    25,415       Wisconsin Corporate Central Credit Union,
                    6.34%                                            25,415
                                                                -----------
                                                                    382,598
                                                                -----------

                 TOTAL SHORT-TERM INVESTMENTS
                 (cost $382,598)                                    382,598
                                                                -----------

                 TOTAL INVESTMENTS  100.7%
                 (cost $13,785,716)                              16,367,488

                 Liabilities, less Other Assets  (0.7)%           (109,880)
                                                                -----------

                 NET ASSETS  100.0%                             $16,257,608
                                                                ===========

<F1> Non-income producing

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000

ASSETS:
Investments at value (cost $13,785,716)                       $  16,367,488
Cash                                                                 55,692
Receivable for investments sold                                     157,676
Interest and dividends receivable                                    13,835
Receivable from Adviser                                               2,689
Other assets                                                          2,035
                                                               ------------
Total assets                                                     16,599,415
                                                               ------------

LIABILITIES:
Payable for investments purchased                                   310,567
Accrued expenses                                                     31,240
                                                               ------------
Total liabilities                                                   341,807
                                                               ------------
NET ASSETS                                                     $ 16,257,608
                                                               ============
NET ASSETS CONSIST OF:
Paid in capital                                                $ 13,763,768
Undistributed net investment income                                   2,712
Undistributed net realized loss                                    (90,644)
Net unrealized appreciation on investments                        2,581,772
                                                               ------------
NET ASSETS                                                     $ 16,257,608
                                                               ============

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                      100,000,000
Issued and outstanding                                            1,187,579
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $13.69
                                                                     ======

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENT OF OPERATIONS
                                                                  YEAR ENDED
                                                                JUNE 30, 2000
                                                                -------------
INVESTMENT INCOME:
Dividends (net of $164 foreign withholding taxes)                  $ 85,638
Interest                                                             13,103
                                                                  ---------
                                                                     98,741
                                                                  ---------

EXPENSES:
Investment advisory fees                                             93,423
Fund administration and accounting fees                              50,396
Legal fees                                                           18,528
Custody fees                                                         14,485
Shareholder servicing fees                                           13,416
Audit fees                                                           12,702
Reports to shareholders                                               9,627
Federal and state registration fees                                   4,565
Directors' fees and related expenses                                  2,500
Other                                                                   931
                                                                  ---------
Total expenses before waiver and reimbursement                      220,573
Waiver and reimbursement of expenses by Adviser                   (127,142)
                                                                  ---------
Net expenses                                                         93,431
                                                                  ---------
NET INVESTMENT INCOME                                                 5,310
                                                                  ---------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                   (52,605)
Change in net unrealized appreciation
on investments                                                    2,005,447
                                                                  ---------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS                                                    1,952,842
                                                                  ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                        $1,958,152
                                                                 ==========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS


                                                       EIGHT
                                      YEAR            MONTHS       PERIOD
                                     ENDED             ENDED        ENDED
                                    JUNE 30,         JUNE 30,    OCTOBER 31,
                                      2000             1999       1998<F1>
                                    --------         --------    ----------
OPERATIONS:
Net investment income              $     5,310      $   3,778     $   2,486
Net realized gain (loss)
  on investments                      (52,605)        104,466      (95,500)
Change in net unrealized
  appreciation/depreciation on
  investments                        2,005,447        659,763      (83,438)
                                    ----------      ---------     ---------
Net increase (decrease) in net
  assets resulting from operations   1,958,152        768,007     (176,452)
                                    ----------      ---------     ---------

DISTRIBUTIONS PAID FROM:
Net investment income                  (6,376)        (3,813)             -
Net realized gain on investments      (42,785)              -             -
                                    ----------      ---------     ---------
Decrease in net assets resulting
  from distributions paid             (49,161)        (3,813)             -
                                    ----------      ---------     ---------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                         11,445,571      1,563,725     2,533,745
Shares issued to holders in
  reinvestment of distributions         49,091          3,813             -
Shares redeemed                    (1,765,284)       (55,261)      (14,525)
                                    ----------      ---------     ---------
Net increase in net assets
  resulting from capital share
  transactions                       9,729,378      1,512,277     2,519,220
                                    ----------      ---------     ---------

TOTAL INCREASE
  IN NET ASSETS                     11,638,369      2,276,471     2,342,768
                                    ----------      ---------     ---------

NET ASSETS:
Beginning of period                  4,619,239      2,342,768             -
                                    ----------      ---------     ---------
End of period
  (includes undistributed
  net investment income of
  $2,712, $3,778 and
  $3,813, respectively)            $16,257,608     $4,619,239    $2,342,768
                                   ===========     ==========    ==========


<F1> Commenced operations on March 18, 1998.

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
FINANCIAL HIGHLIGHTS


                                                        EIGHT
                                         YEAR          MONTHS        PERIOD
                                         ENDED          ENDED         ENDED
                                       JUNE 30,       JUNE 30,     OCTOBER 31,
                                         2000           1999        1998<F1>
                                       --------       --------     ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $11.93          $9.29        $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                    -<F5>           0.01          0.01
Net realized and unrealized gain
  (loss) on investments                   1.82           2.64        (0.72)
                                       -------       --------       -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                   1.82           2.65        (0.71)
                                       -------       --------       -------


Less Distributions Paid:
From net investment income              (0.01)         (0.01)             -
From net realized gain on investments   (0.05)              -             -
                                       -------       --------       -------
TOTAL DISTRIBUTIONS PAID                (0.06)         (0.01)             -
                                       -------       --------       -------

NET ASSET VALUE, END OF PERIOD          $13.69         $11.93       $  9.29
                                        ======         ======       =======

TOTAL RETURN<F2>                        15.33%         28.58%       (7.10)%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                      $ 16,258         $4,619        $2,343
Ratio of expenses to
  average net assets<F3><F4>             0.80%          0.80%         0.80%
Ratio of net investment income
  to average net assets<F3><F4>          0.05%          0.16%         0.28%
Portfolio turnover rate<F2>               213%           106%           67%


<F1> Commenced operations on March 18, 1998.
<F2> Not annualized for periods less than a full year.
<F3> Net of waivers and reimbursements of expenses by Adviser.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.89%, 4.52% and 9.23%, and the ratio of net investment income (loss) to average net assets would have been (1.04)%, (3.56)% and (8.15)% for the periods ended June 30, 2000, June 30, 1999 and October 31, 1998, respectively.
<F4> Annualized.
<F5> Less than one cent per share.

See notes to financial statements.

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                                   FRONTEGRA
                              EMERGING GROWTH FUND
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REPORT FROM BERENTS & HESS CAPITAL MANAGEMENT, INC.:

We are pleased to present the first report to shareholders for the Frontegra Emerging Growth Fund. Our first six months of operation coincided with some of the most turbulent activity we have seen recently in the small cap markets. We were able to ride the momentum of the Nasdaq and technology stocks for our first two months of operation. Through February, the Fund advanced nearly 20%, even though we were not fully invested the entire period. However, we were hit with what we considered to be a healthy correction in our area of the market over the next three months. As a result, we gave back most of the Fund's early gains. The chart below gives you a sense for the volatility in the small cap markets for the first six months of the year:

                             Jan-Feb     Mar-May       June
                             --------    --------     ------
Russell 2000 Value Index<F1>   3.3%      (0.5%)        2.9%
Russell 2000 Growth Index     22.1%     (26.6%)       12.9%

For the six months ended June 30, the Fund returned 2.30% compared to a 1.23% return for the Russell 2000 Growth Index. We use the Russell 2000 Growth Index as our primary benchmark, but the portfolio is constructed on a bottom-up, stock by stock basis, without particular emphasis or reliance on the sector weights in the benchmark.

OUR APPROACH

Given that this is our first report to shareholders, we thought it might be appropriate to review our investment philosophy and approach for the Fund. Our investment philosophy is based on the premise that investing in emerging companies with earnings growth rates in excess of the market will generate consistently superior investment results over time. We invest in emerging growth companies which are attractively priced relative to their future earnings growth and which offer the highest potential returns.

Companies in our portfolio exhibit the following characteristics:

-Superior earnings growth
-High returns on equity and assets
-Dominant market position
-Strong balance sheet
-Productive research and development teams
-Effective management

Our investment process begins with the establishment of our emerging growth universe, which totals approximately 400 companies. Using a database that includes all publicly traded securities, we screen for stocks with 15% historical and/or expected earnings growth and sales less than $500 million. We supplement our emerging growth universe with ideas generated from various sources including internal research, conferences and industry contacts.

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FRONTEGRA FUNDS

We narrow the emerging growth universe to 125-150 companies that we believe are likely to sustain earnings growth over the long-term. We consider both quantitative and qualitative factors at this point in the process. Analysts review companies' market position, looking for leading or increasing market share. The stability of earnings and cash flow is also analyzed. Finally, we assess the relative attractiveness of the companies in the universe with measures such as sales to market cap and price to earnings growth.

Once the research list is established, the investment team conducts fundamental, bottom-up analysis to identify the most favorable investment prospects. Internally, we evaluate corporate filings, such as annual and quarterly reports, and review any street research on the companies and their industries. Visits to corporations, interviews and conference calls with management by the firm's analysts are critical factors in confirming information and forming judgments.
A key to our process, however, is our emphasis on high R&D productivity, as characterized by a product line that not only alters its industry but also makes its existing product line obsolete. Ultimately, the Fund portfolio is constructed from the most attractive 40-50 issues.

PORTFOLIO OUTLOOK

Given our approach and our commitment to investing in the fastest growing areas of the market, we have historically had significant exposure to technology companies, as well as companies outside of the technology sector that benefit from the use of technology. For the first six months, the Fund had exposure to a wide range of technology companies, with an emphasis in the software, telecommunications, and network equipment industries. One of the strongest performing companies in the portfolio was a network equipment company, Ciena. Ciena is in one of the hottest areas of technology, the optical networking equipment market. The company offers products for telecommunications and data communications service providers worldwide. Ciena's customers include long distance carriers, local exchange carriers, internet service providers and wholesale carriers. After hitting a low of $30 late last year, the stock jumped to $189 in early March and has held most of its gains through the market correction and stood at $166 at June 30.

A more recent purchase in the Fund that falls in the category of stocks that we think will benefit from the use of technology is Martha Stewart Living Omnimedia
(MSO). This is a stock that went public last fall and quickly skyrocketed to $50 per share. The stock retreated to below $15 earlier this year, a point at which we found it attractive. MSO is an integrated content company consisting of four business segments, publishing, internet/direct commerce, television, and merchandising segments. We believe MSO is a play on leveraging technology. The MSO management team is using technology with the same degree of success that they have historically applied to the content and merchandising world by using the online platform to leverage its traditional business models. Unlike some of its counterparts, MSO is profitable and spins off considerable cash flow. We believe that MSO will be a model for successful online ventures in the future.<F2>

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FRONTEGRA FUNDS

SUMMARY

As we pointed out at the beginning of the letter, it has been a turbulent time to start an emerging growth mutual fund, but we have weathered the most recent storm. We have been investing in emerging growth companies for over 30 years and have seen our share of good and bad markets. We feel confident that we have constructed a portfolio of companies with very exciting growth prospects. We appreciate your confidence and we will continue to work hard to produce strong relative and absolute results for our shareholders.
Sincerely,


/s/ Charles N. Berents                  /s/ Herbert P. Hess
Charles N. Berents, Jr., CFA            Herbert P. Hess
Managing Director                       Managing Director
Berents & Hess Capital Management       Berents & Hess Capital Management

<F1> The Russell 2000 Value Index is comprised of those securities in the
     Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values.

<F2> The Fund is an actively managed portfolio. The companies discussed in this letter may or may not be currently held by the Fund.

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FRONTEGRA FUNDS



INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                          Frontegra Emerging         Russell 2000
                             Growth Fund             Growth Index
                          ------------------         ------------
12/31/99                       100,000                  100,000
1/31/00                        107,000                   99,070
2/29/00                        118,700                  122,124
3/31/00                        110,400                  109,288
4/30/00                         97,500                   98,250
5/31/00                         89,200                   89,644
6/30/00                        102,300                  101,225

-----------------------------------
Portfolio Total Return
FOR THE PERIOD ENDED 6/30/00
-----------------------------------
SINCE COMMENCEMENT            2.30%
-----------------------------------

This chart assumes an initial gross investment of $100,000 made on 12/31/99 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Growth Index is comprised of those securities in the Russell 2000 Index which have higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

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FRONTEGRA FUNDS

Frontegra Emerging Growth Fund
SCHEDULE OF INVESTMENTS
June 30, 2000

Number of Shares                                                      Value
---------------------------------------------------------------------------
                 COMMON STOCKS  101.3%
                 Agricultural Operations  3.2%
     2,600       Cadiz Inc.<F1>                                  $   20,800
                                                                 ----------

                 Computers  7.9%
     2,000       Dot Hill Systems Corp.<F1>                          22,000
     1,000       NetScout Systems, Inc.<F1>                          12,875
       500       Synopsys, Inc.                                      17,281
                                                                 ----------
                                                                     52,156
                                                                 ----------

                 E-Commerce  2.1%
     2,200       MediaBay, Inc.<F1>                                   6,875
     1,000       Neoforma.com, Inc.<F1>                               7,031
                                                                 ----------
                                                                     13,906
                                                                 ----------

                 Electronic Components  9.9%
       200       Cree, Inc.<F1>                                      26,700
       400       Dallas Semiconductor Corp.                          16,300
     1,500       General Semiconductor, Inc.<F1>                     22,125
                                                                 ----------
                                                                     65,125
                                                                 ----------

                 Food 6.3%
     1,500       United Natural Foods, Inc.<F1>                      20,625
       500       Whole Foods Market, Inc.<F1>                        20,656
                                                                 ----------
                                                                     41,281
                                                                 ----------

                 Machinery  6.8%
       400       Cognex Corp.<F1>                                    20,700
       400       Kulicke and Soffa Industries, Inc.<F1>              23,750
                                                                 ----------
                                                                     44,450
                                                                 ----------
See notes to financial statements.

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Frontegra Emerging Growth Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000

Number of Shares                                                      Value
---------------------------------------------------------------------------
                 Medical  16.7%
     3,000       Eclipse Surgical Technologies, Inc.<F1>         $   13,125
     1,000       IntraBiotics Pharmaceuticals, Inc.<F1>              26,687
       200       MiniMed Inc.<F1>                                    23,600
       400       Transkaryotic Therapies, Inc.<F1>                   14,700
       300       Vertex Pharmaceuticals Inc.<F1>                     31,613
                                                                 ----------
                                                                    109,725
                                                                 ----------
                 Multimedia  3.3%
     1,000       Martha Stewart Living Omnimedia, Inc.<F1>           22,000
                                                                 ----------

                 Networking Equipment  7.7%
       200       CIENA Corp.<F1>                                     33,338
     1,000       Computer Network Technology Corp.<F1>               17,375
                                                                 ----------
                                                                     50,713
                                                                 ----------
                 Oil & Gas  3.1%
       700       Core Laboratories N.V.<F1>                          20,300
                                                                 ----------
                 Professional Services  9.4%
       100       Catalina Marketing Corp.<F1>                        10,200
     2,000       Nextera Enterprises, Inc.<F1>                        9,563
       700       Pre-Paid Legal Services, Inc.<F1>                   20,912
       200       Sapient Corp.<F1>                                   21,388
                                                                 ----------
                                                                     62,063
                                                                 ----------
                 Scientific Instruments  2.0%
       500       Dionex Corp.<F1>                                    13,375
                                                                 ----------

                 Software  12.7%
       400       Advent Software, Inc.<F1>                           25,800
       200       Akamai Technologies, Inc.<F1>                       23,747
       500       Bottomline Technologies, Inc.<F1>                   17,094
     1,500       National Information Consortium, Inc.<F1>           17,063
                                                                 ----------
                                                                     83,704
                                                                 ----------
See notes to financial statements.

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Frontegra Emerging Growth Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2000


Number of Shares                                                      Value
---------------------------------------------------------------------------
                 Telecommunications  10.2%
       600       Alamosa PCS Holdings, Inc.<F1>                  $   12,525
       700       Digital Microwave Corp.<F1>                         26,687
     1,000       GoAmerica, Inc.<F1>                                 15,437
       900       Network Plus Corp.<F1>                              12,769
                                                                 ----------
                                                                     67,418
                                                                 ----------

                 TOTAL COMMON STOCKS
                 (cost $635,851)                                    667,016
                                                                 ----------

                 TOTAL INVESTMENTS  101.3%
                 (cost $635,851)                                    667,016

                 Liabilities, less Other Assets  (1.3)%             (8,689)
                                                                 ----------

                 NET ASSETS  100.0%                                $658,327
                                                                 ==========

<F1> Non-income producing

See notes to financial statements.

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Frontegra Emerging Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000

ASSETS:
Investments at value (cost $635,851)                           $    667,016
Cash                                                                  8,794
Receivable for investments sold                                       8,906
Receivable from Adviser                                               9,292
Other assets                                                          1,945
                                                               ------------
Total assets                                                        695,953
                                                               ------------
LIABILITIES:
Accrued expenses                                                     37,626
                                                               ------------
Total liabilities                                                    37,626
                                                               ------------
NET ASSETS                                                     $    658,327
                                                               ============
NET ASSETS CONSIST OF:
Paid in capital                                                $    687,531
Undistributed net investment income                                     753
Undistributed net realized loss                                    (61,122)
Net unrealized appreciation on investments                           31,165
                                                               ------------
NET ASSETS                                                     $    658,327
                                                               ============
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                      100,000,000
Issued and outstanding                                               64,337
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $10.23
                                                                     ======

See notes to financial statements.

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Frontegra Emerging Growth Fund

STATEMENT OF OPERATIONS

                                                                  PERIOD ENDED
                                                               JUNE 30, 2000<F1>
                                                               -----------------
INVESTMENT INCOME:
Interest                                                          $   3,287
Dividends                                                                20
                                                                  ---------
                                                                      3,307
                                                                  ---------

EXPENSES:
Fund administration and accounting fees                             $23,735
Audit fees                                                            8,187
Shareholder servicing                                                 7,979
Federal and state registration fees                                   5,681
Reports to shareholders                                               5,460
Legal fees                                                            4,987
Investment advisory fees                                              2,554
Custody fees                                                          1,614
Directors' fees and related expenses                                  1,250
Other                                                                   108
                                                                  ---------
Total expenses before waiver and reimbursement                       61,555
Waiver and reimbursement of expenses by Adviser                    (59,001)
                                                                  ---------
Net expenses                                                          2,554
                                                                  ---------
NET INVESTMENT INCOME                                                   753
                                                                  ---------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                   (61,122)
Change in net unrealized appreciation
  on investments                                                     31,165
                                                                  ---------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS                                                   (29,957)
                                                                  ---------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                         $(29,204)
                                                                  =========

<F1> Commenced operations on December 31, 1999.

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Emerging Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

                                                                PERIOD ENDED
                                                             JUNE 30, 2000<F1>
                                                             ------------------
OPERATIONS:
Net investment income                                            $      753
Net realized loss
  on investments                                                   (61,122)
Change in net unrealized appreciation
  on investments                                                     31,165
                                                                 ----------
Net decrease in net
  assets resulting from operations                                 (29,204)
                                                                 ----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                         687,531
                                                                 ----------
Net increase in net assets resulting
from capital share transactions                                     687,531
                                                                 ----------

TOTAL INCREASE
  IN NET ASSETS                                                     658,327
                                                                 ----------
NET ASSETS:
Beginning of period                                                       -
                                                                 ----------
End of period
(includes undistributed net
investment income of $753)                                         $658,327
                                                                 ==========


<F1> Commenced operations on December 31, 1999.

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Emerging Growth Fund
FINANCIAL HIGHLIGHTS

                                                                 PERIOD ENDED
                                                              JUNE 30, 2000<F1>
                                                              -----------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                                               $10.00

INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                                                  0.01
Net realized and unrealized gain
   on investments                                                      0.22
                                                                     ------
TOTAL INCOME FROM
   INVESTMENT OPERATIONS                                               0.23
                                                                     ------

NET ASSET VALUE, END OF PERIOD                                       $10.23
                                                                     ======

TOTAL RETURN<F2>                                                      2.30%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                              $ 658
Ratio of expenses to average net assets<F3><F4>                       0.90%
Ratio of net investment income
to average net assets<F3><F4>                                         0.27%
Portfolio turnover rate<F2>                                             67%


<F1> Commenced operations on December 31, 1999.
<F2> Not annualized for periods less than a full year.
<F3> Net of waivers and reimbursements of expenses by Adviser.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 21.69% and the ratio of net investment income (loss) to average net assets would have been (20.52)% for the period ended June 30, 2000.
<F4> Annualized.

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2000

(1)   ORGANIZATION

      Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of four series: the Frontegra Total Return Bond Fund, the Frontegra Opportunity Fund, the Frontegra Growth Fund and the Frontegra Emerging Growth Fund (the "Funds"). The Frontegra Total Return Bond and Opportunity Funds, sub-advised by Reams Asset Management Co., LLC ("Reams"), commenced operations on November 25, 1996 and July 31, 1997, respectively. The Frontegra Growth Fund, sub-advised by Northern Capital Management, LLC ("Northern"), commenced operations on March 18, 1998, and the Frontegra Emerging Growth Fund, sub-advised by Berents & Hess Capital Management, Inc. ("Berents & Hess"), commenced operations on December 31, 1999.

      Costs incurred by the Frontegra Total Return Bond and Opportunity Funds in connection with the organization, registration and the initial public offering of shares have been deferred and are being amortized over the period of benefit, but not to exceed five years from the respective dates upon which the Funds commenced operations. Frontegra Asset Management, Inc. (the "Adviser") has paid the costs incurred with the organization, registration and initial public offering of shares for the Frontegra Growth and Emerging Growth Funds.

(2)   SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.


  (a) Investment Valuation

      Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, Northern and Berents & Hess, respectively, pursuant to guidelines established by the Board of Directors.

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FRONTEGRA FUNDS

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2000

  (b) Federal Income Taxes

      No federal income tax provision has been made since the Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds.

  (c) Distributions to Shareholders

      Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond Fund and at least annually for the Frontegra Opportunity, Growth and Emerging Growth Funds. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at June 30, 2000, reclassifications were recorded to decrease undistributed net investment income by $1,413 and $19,445, decrease undistributed net realized loss by $5,603 and $22,604 and decrease paid in capital by $4,190 and $3,159 for the Frontegra Total Return Bond and Opportunity Funds, respectively. Reclassifications were recorded to increase undistributed net realized loss by $4,220 and increase paid in capital by $4,220 for the Frontegra Growth Fund. No reclassifications were made to the Frontegra Emerging Growth Fund.

  (d) Other

      Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2000

(3)   INVESTMENT ADVISER

      Each of the Funds has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

      The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2 and December 31, 1999, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2000.

      The Frontegra Opportunity Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2 and December 31, 1999, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2000.

      The Frontegra Growth Fund will pay the Adviser a monthly fee at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2 and December 31, 1999, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.80% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2000.


      The Frontegra Emerging Growth Fund will pay the Adviser a monthly fee at the annual rate of 0.90% of the Fund's average daily net assets.
      Pursuant to an expense cap agreement dated December 31, 1999, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2000.


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FRONTEGRA FUNDS

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2000

(4)   CAPITAL SHARE TRANSACTIONS
      Transactions in shares of the Frontegra Total Return Bond Fund were as follows:
                                                     EIGHT
                                       YEAR          MONTHS          YEAR
                                      ENDED          ENDED           ENDED
                                     JUNE 30,       JUNE 30,      OCTOBER 31,
                                       2000           1999           1998
                                    ---------      ---------      -----------

      Shares sold                    1,185,248         47,995       385,190
      Shares issued to holders in
        reinvestment of
        distributions                  128,336        110,347        86,889
      Shares redeemed                (565,083)       (52,435)     (195,049)
                                    ----------     ----------     ---------
      Net increase in shares
         outstanding                   748,501        105,907       277,030
                                    ==========     ==========     =========

      Transactions in shares of the Frontegra Opportunity Fund were as follows:

                                                     EIGHT
                                       YEAR          MONTHS          YEAR
                                      ENDED          ENDED           ENDED
                                     JUNE 30,       JUNE 30,      OCTOBER 31,
                                       2000           1999           1998
                                    ---------      ---------      -----------

      Shares sold                      144,034        290,271        61,127
      Shares issued to holders in
         reinvestment of
         distributions                  29,067          2,845           216
      Shares redeemed                 (65,274)              -             -
                                    ----------     ----------     ---------
      Net increase in shares
         outstanding                   107,827        293,116        61,343
                                    ==========     ==========     =========

      Transactions in shares of the Frontegra Growth Fund were as follows:

                                                     EIGHT
                                       YEAR          MONTHS          YEAR
                                      ENDED          ENDED           ENDED
                                     JUNE 30,       JUNE 30,      OCTOBER 31,
                                       2000           1999         1998<F1>
                                    ---------      ---------      -----------

      Shares sold                      924,338        139,727       253,765
      Shares issued to holders in
        reinvestment of
        distributions                    3,634            351             -
      Shares redeemed                (127,661)        (5,018)       (1,557)
                                    ----------     ----------     ---------
      Net increase in shares
         outstanding                   800,311        135,060       252,208
                                    ==========     ==========     =========

      <F1> Commenced operations on March 18, 1998.

      Transactions in shares of the Frontegra Emerging Growth Fund were as follows:

                                                    PERIOD ENDED
                                                  JUNE 30, 2000<F1>
                                                  -----------------
      Shares sold                                      64,337
                                                       ------
      Net increase in shares outstanding               64,337
                                                       ======

      <F1> Commenced operations on December 31, 1999.

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FRONTEGRA FUNDS

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2000

(5)   INVESTMENT TRANSACTIONS
      The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended June 30, 2000, are summarized below:

                   FRONTEGRA      FRONTEGRA       FRONTEGRA     FRONTEGRA
                  TOTAL RETURN   OPPORTUNITY        GROWTH       EMERGING
                   BOND FUND         FUND            FUND      GROWTH FUND
                 -------------   -----------      ---------    -----------

      Purchases    $48,898,576    $11,891,730    $34,030,221     $999,017
      Sales        $40,451,594     $9,831,948    $24,588,063     $302,044


      Purchases and sales of U.S. government securities for the Frontegra Total Return Bond Fund were $204,974,770 and $192,179,242, respectively.

      There were no purchases and sales of U.S. government securities for the other Funds.

      At June 30, 2000, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $71,140,595, $17,398,334, $14,174,201 and $635,851 were as follows:

                     FRONTEGRA      FRONTEGRA      FRONTEGRA    FRONTEGRA
                   TOTAL RETURN    OPPORTUNITY      GROWTH       EMERGING
                     BOND FUND         FUND          FUND      GROWTH FUND
                   -------------    ----------    ----------   ------------
      Appreciation    $  576,005    $2,192,098   $ 3,003,802     $101,262
      (Depreciation) (1,416,542)   (1,622,123)     (810,515)     (70,097)
                     -----------   -----------   -----------     --------
      Net Appreciation
        (Depreciation)
         on
         investments  $(840,537)   $   569,975    $2,193,287     $  31,165
                     -----------   -----------   -----------     ---------

      At June 30, 2000, the Frontegra Total Return Bond and Opportunity Funds had accumulated net realized capital loss carryovers of $349,504 and $132,054 expiring in 2007 and 2006, respectively. To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.


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FRONTEGRA FUNDS

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2000

(6)   SUBSEQUENT EVENT - CHANGE OF CONTROL OF NORTHERN CAPITAL
      MANAGEMENT, LLC (UNAUDITED)

      Northern is a subsidiary of United Asset Management Corporation ("UAM"). UAM has entered into an agreement with Old Mutual Plc ("Old Mutual") whereby Old Mutual has agreed to acquire UAM. Old Mutual is a UK-based financial services group with substantial asset management, insurance and banking businesses. This transaction, which is expected to close in the fourth quarter of this year, is not expected to affect the sub-advisory services which Northern provides to the Frontegra Growth Fund.

      Under the Investment Company Act of 1940, the transaction would result in a change of control of Northern and, therefore, an assignment and termination of the Sub-Advisory Agreement between the Adviser and Northern with respect to the Frontegra Growth Fund. At a meeting held on August 15, 2000, the Board of Directors of the Fund approved a new Sub-Advisory Agreement between the Adviser and Northern with respect to the Fund, subject to approval by the shareholders of the Fund.


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FRONTEGRA FUNDS

Frontegra Funds
REPORT OF INDEPENDENT AUDITORS
June 30, 2000

To the Board of Directors and Shareholders of the Frontegra Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Frontegra Funds, Inc., comprised of the Frontegra Total Return Bond Fund, Frontegra Opportunity Fund, Frontegra Growth Fund and Frontegra Emerging Growth Fund (collectively the "Funds"), as of June 30, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2000, the results of their operations, changes in net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/Ernst & Young LLP

Chicago, Illinois
July 28, 2000

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                             FRONTEGRA FUNDS, INC.
                     C/O FIRSTAR MUTUAL FUND SERVICES, LLC
                 P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701

                                                                     FO-410-0700

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